UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10331

Name of Fund: BlackRock California Municipal Income Trust (BFZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)
Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2013
Municipal Market Conditions

During the majority of the period, municipal bond supply was met with strong demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, municipal bond funds saw robust outflows in the last three months of the period, leaving net flows essentially flat for the 12-month period as a whole (based on data from the Investment Company Institute). Market conditions turned less favorable in May when signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May, June and July. However, from a historical perspective, total new issuance for the 12 months ended July 31, 2013 remained relatively strong at $358 billion (down modestly from the $369 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 58% year-over-year.

S&P Municipal Bond Index Total Returns as of July 31, 2013 6 months: (4.11)% 12 months: (1.99)%

A Closer Look at Yields
From July 31, 2012 to July 31, 2013, municipal yields increased by 136 basis points (“bps”) from 2.84% to 4.20% on AAA-rated 30-year municipal bonds, while increasing 101 bps from 1.66% to 2.67% on 10-year bonds and rising another 62 bps from 0.65% to 1.27% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 122 bps and the spread between 2- and 10-year maturities widened by 87 bps.
During the same time period, US Treasury rates rose by 109 bps on 30-year and 111 bps on 10-year bonds, while moving up 80 bps in 5-years. Accordingly, tax-exempt municipal bonds moderately outperformed Treasuries in the short and intermediate portion of the yield curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment of low absolute rates as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.
Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2013

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.
To obtain leverage, the Trusts issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.
The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.
To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.
Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.
The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.
The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum by its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets for Trusts with AMPS or 45% for Trusts with VRDP Shares, VMTP Shares or RVMTP Shares. As of July 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BFZ	42%
BFO	19%
BBF	42%
BTT	43%
BNJ	41%
BNY	42%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	5

Trust Summary as of July 31, 2013	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Trust returned (13.17)% based on market price and (5.81)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (12.17)% based on market price and (4.63)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust posted a negative return as bond prices broadly declined in the rising interest rate environment. The Trust’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), particularly hurt performance during the period. Additionally, leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s holdings. As rates rose rather significantly in the latter part of the period, pushing bond prices down indiscriminately, California school districts and the utilities sector were especially exposed to price depreciation. To a degree, this represented an unwinding of the positive performance in these segments when rates fell in prior periods.
•	While the Trust’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, the cash holdings provided liquidity to the Trust and held their value as interest rates rose during the period. Additionally, the Trust’s use of derivatives to hedge against interest rate risk helped performance. Specifically, short positions in US Treasury financial futures enhanced results as rates increased during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2013 ($13.63)[1]	6.84%
Tax Equivalent Yield[2]	13.94%
Current Monthly Distribution per Common Share[3]	$0.0777
Current Annualized Distribution per Common Share[3]	$0.9324
Economic Leverage as of July 31, 2013[4]	42%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2013

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.63	$16.64	(18.09)%	$17.52	$13.57
Net Asset Value	$14.50	$16.32	(11.15)%	$17.04	$14.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	35%	37%
Utilities	29	29
Health	11	12
Education	10	9
Transportation	9	7
State	5	5
Housing	1	1
Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	9%	9%
AA/Aa	72	71
A	19	19
BBB/Baa	—	1
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2013	—
2014	1%
2015	3
2016	5
2017	10
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	7

Trust Summary as of July 31, 2013	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Trust returned 1.73% based on market price and 0.12% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (14.04)% based on market price and (6.25)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Positive performance was derived mainly from the Trust’s coupon income component and exposure to pre-refunded bonds with terms of less than five years as investors fled longer-term investments in favor of shorter-duration instruments.
•	The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) The Trust’s credit exposure had a negative impact on results as spreads widened during the period (interest rates on lower quality bonds increased more than on higher quality municipal bonds). Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s holdings.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2013 ($15.12)[1]	4.44%
Tax Equivalent Yield[2]	7.84%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Economic Leverage as of July 31, 2013[4]	19%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2013

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$15.12	$15.60	(3.08)%	$16.34	$15.00
Net Asset Value	$15.31	$16.05	(4.61)%	$16.39	$15.20

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	30%	40%
Utilities	20	14
Transportation	17	10
Health	13	13
State	12	15
Corporate	4	4
Education	2	2
Housing	2	2
Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	2%	8%
AA/Aa	49	45
A	31	28
BBB/Baa	8	8
Not Rated[2]	10	11
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $3,035,830, representing 3%, and $7,213,160, representing 5%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	17%
2014	9
2015	—
2016	—
2017	13
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	9

Trust Summary as of July 31, 2013	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Trust returned (18.75)% based on market price and (7.56)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.54)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s holdings. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.
•	Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Trust’s holdings in pre-refunded bonds with terms of up to five years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2013 ($12.47)[1]	6.96%
Tax Equivalent Yield[2]	12.30%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2013[4]	42%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2013

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.47	$16.25	(23.26)%	$16.75	$12.32
Net Asset Value	$13.89	$15.91	(12.70)%	$16.74	$13.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	26%	22%
Utilities	19	15
Health	16	20
Transportation	14	12
State	11	16
Education	10	12
Tobacco	2	1
Corporate	1	1
Housing	1	1
Credit Quality Allocation[1]	7/31/13		7/31/12
AAA/Aaa	10%		17%
AA/Aa	57		54
A	28		23
BBB/Baa	4		5
Not Rated	1	[2]	1
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013, the market value of these securities was $240,299, representing less than 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	—
2014	1%
2015	—
2016	1
2017	1
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	11

Trust Summary as of July 31, 2013	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the period beginning with the Trust’s initial trading date on August 30, 2012 through July 31, 2013, the Trust returned (23.05)% based on market price and (18.00)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.78)% based on market price and (6.37)% based on NAV. All returns reflect reinvestment of dividends. The Trust ended the period trading at a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the intermediate part of the yield curve hurt returns as rates increased most in the 15- to 22-year range of the curve. The Trust’s credit exposure also had a negative impact on results as spreads widened during the period. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s holdings.
•	The Trust’s position in an option on US Treasury futures as a strategy for hedging interest rate risk contributed positively to performance. Additionally, falling bond prices during the period provided the Trust an opportunity to improve its overall coupon structure and increase book yields.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2013 ($18.42)[1]	6.11%
Tax Equivalent Rate[2]	10.80%
Current Monthly Distribution per Common Share[3]	$0.09375
Current Annualized Distribution per Common Share[3]	$1.12500
Economic Leverage as of July 31, 2013[4]	43%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]	Represents RVMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2013

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	8/30/12		Change	High	Low
Market Price	$18.42	$25.00		(26.32)%	$25.49	$18.30
Net Asset Value	$18.75	$23.88	[1]	(21.48)%	$24.56	$18.48
[1]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00.

Market Price and Net Asset Value History Since Inception

[2]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13
Transportation	22%
Health	17
Education	13
County/City/Special District/School District	12
State	7
Corporate	9
Utilities	9
Housing	9
Tobacco	2

Credit Quality Allocation[3]	7/31/13
AAA/Aaa	3%
AA/Aa	32
A	43
BBB/Baa	11
BB/Ba	3
B	3
Not Rated[4]	5
[3]	Using the higher of S&P’s or Moody’s ratings.
[4]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013, the market value of these securities was $38,601,602, representing 2% of the Trust’s long-term investments.

Call/Maturity Schedule[5]
Calendar Year Ended December 31,

2013	2%
2014	—
2015	—
2016	—
2017	2
[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	13

Trust Summary as of July 31, 2013	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Trust returned (17.95)% based on market price and (5.82)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (16.01)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on theTrust’s holdings. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.
•	Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Trust’s holdings in pre-refunded bonds with terms of up to six years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2013 ($13.67)[1]	6.59%
Tax Equivalent Yield[2]	12.79%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of July 31, 2013[4]	41%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2013

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.67	$17.67	(22.64)%	$18.60	$13.56
Net Asset Value	$14.36	$16.17	(11.19)%	$16.75	$14.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
State	26%	35%
Transportation	25	12
County/City/Special District/School District	13	9
Education	12	11
Health	11	12
Housing	7	10
Corporate	6	6
Utilities	—	5
Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	2%	4%
AA/Aa	35	36
A	40	33
BBB/Baa	9	13
BB/Ba	5	5
B	3	3
Not Rated[2]	6	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $8,401,509, representing 5%, and $8,510,074, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	11%
2014	2
2015	—
2016	2
2017	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	15

Trust Summary as of July 31, 2013	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Trust returned (16.73)% based on market price and (8.18)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (14.17)% based on market price and (6.42)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s long duration posture (sensitivity to interest rate movements) was detrimental to performance as rates increased over the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened (rates on longer-dated bonds rose more than rates on shorter-dated bonds). The Trust’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance. Additionally, leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s holdings.
•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2013 ($13.16)[1]	6.29%
Tax Equivalent Yield[2]	12.75%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2013[4]	42%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	JULY 31, 2013

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.16	$16.73	(21.34)%	$17.24	$13.00
Net Asset Value	$13.47	$15.53	(13.26)%	$16.16	$13.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	23%	23%
Education	16	14
Transportation	14	19
Utilities	11	12
Health	10	8
Corporate	10	9
State	9	6
Housing	7	8
Tobacco	—	1
Credit Quality Allocation[1]	7/31/13		7/31/12
AAA/Aaa	13%		11%
AA/Aa	34		36
A	35		32
BBB/Baa	8		13
BB/Ba	3		1
Not Rated	7	[2]	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013, the market value of these securities was $2,500,000 representing 1%, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	13%
2014	—
2015	6
2016	4
2017	12
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	17

Schedule of Investments July 31, 2013	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 98.2%
Corporate — 0.8%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$680	$754,895
Series D, 5.88%, 1/01/34	2,500	2,774,350
		3,529,245
County/City/Special District/School District — 37.3%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,272,387
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,244,620
Chabot-Las Positas Community College District, GO, Refunding, Alameda and Contra Costa Counties, California, 5.00%, 8/01/32	3,000	3,071,160
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	555,390
6.50%, 5/01/36	1,210	1,365,921
6.50%, 5/01/42	2,225	2,507,063
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,251,020
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,620,175
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	2,235	2,520,745
6.13%, 7/15/40	2,000	2,249,780
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,677,801
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,760	6,394,406
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	4,975	5,508,469
Modesto Irrigation District, COP, Capital Improvments, Series A:
5.75%, 10/01/29	3,000	3,270,000
5.75%, 10/01/34	180	194,022
Mount Diablo Unified School District, GO, Refunding, Election of 2002, Series C, 5.00%, 8/01/29	5,000	5,253,000
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,659,400

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	$2,000	$2,140,380
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,129,480
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,156,280
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	3,035	3,256,130
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	1,500	1,659,945
Election of 2002 (AGM), 5.00%, 8/01/32	9,000	9,690,480
Election of 2006, 5.00%, 8/01/43	2,145	2,227,111
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,500	5,932,245
San Jose Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/39	9,340	9,360,922
San Leandro Unified School District California, GO, Election 2010, Series A, 5.75%, 8/01/41	3,060	3,306,085
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,108,052
5.13%, 8/01/33	10,000	10,349,600
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	21,180,000
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,493,045
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,533,920
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	3,705,614
West Contra Costa Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/32	4,835	5,204,732
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	7,750	8,500,975
William S. Hart Union High School District, GO, CAB, Refunding, Series B (AGM) (a):
5.82%, 8/01/34	11,150	3,342,436
5.84%, 8/01/35	9,625	2,712,710
		172,605,501

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	HDA	Housing Development Authority
	AGC	Assured Guarantee Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	BARB	Building Aid Revenue Bonds	ISD	Independent School District
	BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	CIFG	CDC IXIS Financial Guaranty	MRB	Mortgage Revenue Bonds
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	EDC	Economic Development Corp.	Radian	Radian Guaranty, Inc.
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	FHA	Federal Housing Administration	S/F	Single-Family
	GARB	General Airport Revenue Bonds	SONYMA	State of New York Mortgage Agency
	GO	General Obligation Bonds	Syncora	Syncora Guarantee

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education — 2.5%
Alum Rock Union Elementary School District, GO, Election of 2012, Series A, 6.00%, 8/01/39	$1,300	$1,456,754
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,008,041
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,696,850
University of California, RB, Series O, 5.38%, 5/15/34	490	532,179
		11,693,824
Health — 18.8%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	3,080	3,214,011
6.25%, 8/01/39	3,775	4,164,882
Series A, 6.00%, 8/01/30	2,275	2,518,243
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,695	6,937,493
Catholic Healthcare West, Series J, 5.63%, 7/01/32	9,750	9,902,295
Children’s Hospital, Series A, 5.25%, 11/01/41	9,165	9,212,933
Sutter Health, Series A, 5.25%, 11/15/46	8,195	8,137,717
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,751,356
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,131,250
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,470	5,063,705
Catholic Healthcare West, Series A, 6.00%, 7/01/39	3,050	3,455,101
Providence Health, 6.50%, 10/01/38	4,090	4,686,404
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/42	8,000	7,903,360
Series B, 5.25%, 3/01/45	2,000	2,000,380
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,940	3,189,253
Catholic Healthcare West, Series E, 5.50%, 7/01/31	4,965	5,262,354
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	3,500	3,457,930
		86,988,667
State — 8.5%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,416,510
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	5,846,688
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,080	4,654,383
6.50%, 4/01/33	3,500	4,096,050
6.00%, 4/01/38	12,685	14,190,963
		39,204,594
Transportation — 13.6%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, 0.96%, 4/01/45 (b)	7,000	6,941,970
City of Los Angeles Department of Airports, RB, Los Angeles International Airports, Series B, 5.00%, 5/15/31	4,000	4,163,080
City of Los Angeles Department of Airports, Refunding RB:
Los Angeles International Airport, Sub-Series C, 5.25%, 5/15/38	1,660	1,713,668
Series A, 5.00%, 5/15/34	6,075	6,290,116

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	$2,325	$2,420,441
6.25%, 3/01/34	2,650	2,900,531
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,785,360
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,352,500
Senior Series B, 5.75%, 7/01/39	1,850	2,051,021
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	5,964,050
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	6,750	7,679,407
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT, 5.25%, 5/01/33	1,440	1,478,578
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,219,523
5.50%, 3/01/41	5,265	5,666,403
		62,626,648
Utilities — 16.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,292,435
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	5,804,535
Calleguas-Las Virgenes Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	4,000	4,145,080
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,530	7,246,602
City of Los Angeles California Wastewater System, Refunding RB:
Series A, 5.00%, 6/01/39	2,000	2,029,000
Sub-Series A, 5.00%, 6/01/32	4,000	4,158,800
Sub-Series A, 5.00%, 6/01/34	4,715	4,965,508
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,300,281
City of Sacramento California, RB, Water, 5.00%, 9/01/42	3,000	3,059,430
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,724,973
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,383,760
Series A, 5.38%, 7/01/34	3,075	3,375,366
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,228,560
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	11,651,997
		77,366,327
Total Municipal Bonds in California		454,014,806

Multi-State — 1.8%
Housing — 1.8%
Centerline Equity Issuer Trust (c)(d):
7.20%, 11/15/14	3,500	3,739,610
6.00%, 5/15/15	1,500	1,612,350
5.75%, 5/15/15	500	535,525
6.00%, 5/15/19	1,000	1,152,040
6.30%, 5/15/19	1,000	1,166,070
Total Municipal Bonds in Multi-State		8,205,595
Total Municipal Bonds — 100.0%		462,220,401

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 69.2%
County/City/Special District/School District — 22.0%
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	$5,020	$5,145,048
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	8,330,160
Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,186,500
Election of 2008, Series C, 5.25%, 8/01/39 (f)	12,900	13,677,677
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	20,131	23,306,038
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,089,800
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/16 (g)	10,770	12,179,901
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,067,420
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	11,602,297
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	15,266,156
		101,850,997
Education — 14.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	10,395	11,103,315
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	13,509,414
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,061,241
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,623,244
Series O, 5.75%, 5/15/34	12,300	13,918,516
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	13,841	14,306,969
		64,522,699
Transportation — 1.1%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,073,535
Utilities — 32.1%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	7,000	7,596,120

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
Utilities (concluded)
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/34	$7,500	$7,898,475
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	3,000	3,072,870
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,096,900
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	18,436,747
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	16,541,864
Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,092,680
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,674,715
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	15,195,831
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	10,868,913
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	14,290	14,836,735
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	13,147,742
San Francisco City & County Public Utilities Commission, RB, Water System Improvment Project, Sub-Series A, 5.00%, 11/01/37	12,698	13,130,841
San Francisco City & County Public Utilities Commission, Refunding RB, Senior Series A, 5.00%, 11/01/35	10,625	10,957,665
		148,548,098
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 69.2%		319,995,329
Total Long-Term Investments (Cost — $751,587,981) — 169.2%		782,215,730

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (h)(i)	1,269,184	1,269,184
Total Short-Term Securities (Cost — $1,269,184) — 0.3%		1,269,184
Total Investments (Cost — $752,857,165) — 169.5%		783,484,914
Other Assets Less Liabilities — 1.9%		8,823,143
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.3%)		(158,734,636)
VMTP Shares, at Liquidation Value — (37.1%)		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$462,273,421

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018 is $14,008,480.

(g)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF California Municipal Money Fund	7,953,278	(6,684,094)	1,269,184	$17

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$782,215,730	—	$782,215,730
Short-Term Securities	$1,269,184	—	—	1,269,184
Total	$1,269,184	$782,215,730	—	$783,484,914
[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(4,413)	—	$(4,413)
TOB trust certificates	—	(158,655,348)	—	(158,655,348)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	—	$(329,959,761)	—	$(329,959,761)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	21

Schedule of Investments July 31, 2013	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 117.9%
Corporate — 4.1%
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,157,260
Palm Beach County Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,340,420
		3,497,680
County/City/Special District/School District — 35.7%
Broward County School Board Florida, COP Series A:
Refunding, 5.00%, 7/01/20	2,000	2,284,380
(AGM), 5.25%, 7/01/22	2,500	2,827,800
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,649,400
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/20	5,545	6,252,043
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	567,605
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (a)	1,000	1,031,690
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,525,960
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	965,520
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series A, 6.10%, 5/01/23	3,260	2,745,931
Stevens Plantation Florida Imports Project Dependant Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,806,770
Village Center Community Development District, RB, Sub-Series B, 6.35%, 1/01/18	2,000	2,004,140
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	900	754,668
		30,415,907
Education — 3.0%
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	572,190
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,109,160
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	826,848
		2,508,198
Health — 15.5%
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,427,069
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,605,765
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,673,820
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	202,940
3.00%, 6/01/16	140	142,009
3.00%, 6/01/17	190	191,237
3.25%, 6/01/18	195	196,700
3.50%, 6/01/19	200	200,632
Palm Beach County Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,107,739

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (concluded)
Palm Beach County Health Facilities Authority, Refunding RB (concluded):
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	$1,285	$1,468,588
		13,216,499
Housing — 1.4%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	660	690,664
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	200	211,252
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	275	283,896
		1,185,812
State — 14.5%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,207,857
4.00%, 10/01/20	1,105	1,189,035
4.00%, 10/01/21	500	529,450
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 3.92%, 4/01/20 (d)	4,000	3,088,920
Series B-2 (AGM), 4.00%, 10/01/17	305	335,488
Series B-2 (AGM), 4.00%, 10/01/18	605	667,781
Series B-2 (AGM), 4.00%, 10/01/20	655	702,062
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,182,340
Florida State Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,477,780
		12,380,713
Transportation — 20.5%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/20	2,500	2,830,500
Broward County Florida Fuel System Revenue, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	178,152
Broward County Florida Port Facilities Revenue, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,791,475
County of Lee Florida Transportation Facilities, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,347,650
5.00%, 10/01/22	3,000	3,120,570
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/20	550	634,948
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,322,337
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	901,615
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/20	1,500	1,730,655
Miami-Dade County Florida Aviation, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,547,081
		17,404,983
Utilities — 23.2%
City of Deltona Florida, RB, (NPFGC), 5.00%, 10/01/23	1,095	1,103,059
City of Marco Island Florida Utility System, RB, (NPFGC):
5.25%, 10/01/13 (a)	1,000	1,008,360
5.00%, 10/01/22	2,000	2,015,240
5.00%, 10/01/23	1,375	1,384,653
City of North Miami Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,374,420
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	579,426
Florida Governmental Utility Authority, Refunding RB, Lehigh Utility (AGM), 5.00%, 10/01/20	635	719,271

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities (concluded)
Miami-Dade County Florida Water & Sewer System Revenue, Refunding RB, Series B (AGM), 5.25%, 10/01/19	$4,000	$4,716,880
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	1,975	1,989,970
5.00%, 10/01/23	1,180	1,188,909
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,658,278
		19,738,466
Total Municipal Bonds in Florida		100,348,258

Guam — 0.4%
Utilities — 0.4%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	349,807
Total Municipal Bonds — 118.3%		100,698,065

Municipal Bonds Transferred to Tender Option Bond Trusts — 0.5% (e)	Par (000)	Value
Florida — 0.5%
Housing — 0.5%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	$420	$439,396
Total Long-Term Investments (Cost — $98,786,968) — 118.8%		101,137,461

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	2,293,772	2,293,772
Total Short-Term Securities (Cost — $2,293,772) — 2.7%		2,293,772
Total Investments (Cost — $101,080,740) — 121.5%		103,431,233
Other Assets Less Liabilities — 1.2%		1,087,728
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.3%)		(280,239)
AMPS, at Redemption Value — (22.4%)		(19,100,000)
Net Assets Applicable to Common Shares — 100.0%		$85,138,722

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF Florida Municipal Money Fund	781,042	(781,042)	—	$1,391
FFI Institutional Tax-Exempt Fund	—	2,293,772	2,293,772	$ 496

(g)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$101,137,461	—	$101,137,461
Short-Term Securities	$2,293,772	—	—	2,293,772
Total	$2,293,772	$101,137,461	—	$103,431,233

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,371)	—	$(2,371)
TOB trust certificates	—	(280,000)	—	(280,000)
Total	—	$(282,371)	—	$(282,371)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$2,150	$2,159,266
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	270	272,209
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	275	275,253
		2,706,728
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/46	330	240,299
California — 9.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,398,831
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,008,210
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	850	841,713
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,824,620
Sacramento Municipal Utility District, RB, Series A, 5.00%, 8/15/37	745	760,913
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,725,744
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,454,494
		9,014,525
Colorado — 4.7%
City & County of Denver CO, ARB, Sub-Series B, 5.25%, 11/15/32	1,000	1,031,210
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,180,322
Regional Transportation District, RB, Fastracks Project, Series A, 5.00%, 11/01/37	2,090	2,168,208
		4,379,740
Florida — 3.9%
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29 (a)	1,400	1,491,882
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	340	352,274
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	1,000	1,019,830
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	895	750,475
		3,614,461
Georgia — 2.0%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,840,205
Illinois — 15.7%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,000	1,031,600
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue:
5.25%, 12/01/31	1,060	1,099,750
5.25%, 12/01/36	310	317,328
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	2,955	3,478,833
City of Chicago Illinois, Refunding RB:
Sales Tax, Series A, 5.25%, 1/01/38	385	401,193
Second Lien, Water Project, 5.00%, 11/01/42	750	738,608
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,084,780
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	1,890,256

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB (concluded) :
North Western Memorial Healthcare, 5.00%, 8/15/37	$225	$228,924
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,127,164
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	767,032
6.00%, 6/01/28	195	212,772
State of Illinois, GO:
5.50%, 7/01/33	1,000	1,012,910
5.50%, 7/01/38	210	211,745
		14,602,895
Indiana — 2.7%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,482,714
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,718,384
Kentucky — 1.4%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	698,234
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	569,600
		1,267,834
Louisiana — 2.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	754,575
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/38	370	365,827
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.50%, 5/15/28	560	592,239
5.50%, 5/15/29	600	629,922
		2,342,563
Maine — 1.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,516,659
Massachusetts — 1.7%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,104,820
Massachusetts School Building Authority, RB, Senior Series A, 5.00%, 5/15/43	480	498,802
		1,603,622
Michigan — 3.5%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	915	976,589
Michigan State Building Authority, Refunding RB, Series I, 6.00%, 10/15/38	1,000	1,127,120
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,201,283
		3,304,992
Mississippi — 3.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	590	687,196
Mississippi Development Bank, Refunding RB, Series A:
Jackson Mississippi Water & Sewer System (AGM), 5.00%, 9/01/30	1,495	1,560,376
Jackson Public School District Project, 5.00%, 4/01/28	500	511,125

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi (concluded)
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project:
5.00%, 3/01/33	$205	$212,739
5.00%, 3/01/38	280	286,194
		3,257,630
Missouri — 0.3%
The Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28 (a)	225	237,764
Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,737,904
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	1,825	1,982,844
		3,720,748
New Jersey — 5.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,188,644
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
5.88%, 12/15/38	1,295	1,445,867
5.50%, 6/15/41	1,000	1,051,400
Rutgers State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	625	662,056
Series L, 5.00%, 5/01/32	385	407,827
		4,755,794
New York — 5.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,061,710
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	657,696
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,397,615
		5,117,021
Ohio — 0.9%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	140	140,429
Ohio State Turnpike Commission, RB, Junior Lien Infrastructure Projects, Series A-1 (a):
5.25%, 2/15/30	355	374,894
5.25%, 2/15/31	355	373,208
		888,531
Pennsylvania — 3.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	542,165
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,336,925
6.00%, 12/01/41	1,500	1,636,890
		3,515,980
Puerto Rico — 3.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,548,628
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	880	843,277
		3,391,905
South Carolina — 0.9%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School, 5.00%, 12/01/29	775	816,525

Municipal Bonds	Par (000)	Value
Texas — 13.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
6.00%, 1/01/41	$1,670	$1,770,234
Series A, 5.00%, 1/01/33	215	210,029
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37 (a)	745	784,522
City of Brownsville Texas Utilities System, Refunding RB, Series A, 5.00%, 9/01/29	615	643,462
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	992,074
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (b)	90	108,466
5.50%, 5/15/33	1,910	2,037,302
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	1,000	1,070,590
North Texas Tollway Authority, Refunding RB, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,058,470
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,112,626
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,686,217
		12,473,992
Virginia — 5.1%
Lexington IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	290,105
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	3,205	3,240,255
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	1,000	1,259,170
		4,789,530
Washington — 1.0%
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	915	908,440
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,711,063
Total Municipal Bonds — 103.3%		96,220,544

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 21.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	1,995	2,130,939
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,459,784
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	2,630	2,788,550
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,513,086
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	407,184
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	4,214	4,524,720
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,697,380
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,033,740
		19,555,383

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	$1,395	$1,563,400
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	1,799	1,931,795
		3,495,195
Florida — 0.5%
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	490	495,606
Illinois — 4.1%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,106,908
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	739	748,285
		3,855,193
Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	1,490	1,542,612
Nevada — 5.5%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,830,025
Series B, 5.50%, 7/01/29	1,994	2,263,216
		5,093,241
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	1,094	1,175,340
New Jersey — 4.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	2,000	2,078,980
Series B, 5.25%, 6/15/36 (d)	1,640	1,703,436
		3,782,416
New York — 13.6%
New York City Municipal Water Finance Authority, RB, Series A, 5.75%, 6/15/40	1,410	1,565,719
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	1,500	1,538,350
Series FF-2, 5.50%, 6/15/40	1,994	2,172,082
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,560,888

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	$2,205	$2,291,049
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,300	1,407,549
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,090,840
		12,626,477
Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	1,560	1,591,278
Texas — 6.7%
City of San Antonio Texas, Refunding RB, Electric & Gas Systems, Series A, 5.25%, 2/01/31 (d)	2,025	2,238,326
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	2,974,592
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,005	1,016,849
		6,229,767
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series A, 5.50%, 5/15/35	899	952,682
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,380	1,428,852
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.4%		61,824,042
Total Long-Term Investments (Cost — $151,921,189) — 169.7%		158,044,586

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	4,710,703	4,710,703
Total Short-Term Securities (Cost — $4,710,703) — 5.0%		4,710,703
Total Investments (Cost — $156,631,892) — 174.7%		162,755,289
Liabilities in Excess of Other Assets — (1.4%)		(1,300,077)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.6%)		(34,110,330)
VRDP Shares, at Liquidation Value — (36.7%)		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$93,144,882

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.	$748,102	$951
Morgan Stanley & Co. LLC	$1,491,882	$(17,808)
Royal Bank of Canada	$237,764	$(2,720)
Wells Fargo Securities, LLC	$784,522	$3,151

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $7,865,394.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	27

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,631,769	3,078,934	4,710,703	$317

(f)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$158,044,586	—	$158,044,586
Short-Term Securities	$4,710,703	—	—	4,710,703
Total	$4,710,703	$158,044,586	—	$162,755,289
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(3,855)	—	$(3,855)
TOB trust certificates	—	(34,096,156)	—	(34,096,156)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	—	$(68,300,011)	—	$(68,300,011)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Phenix City IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$4,718,376
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	9,375	8,498,531
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,126,976
Series B, 5.00%, 2/01/33	1,810	1,755,193
Phoenix IDA, RB, Facility, Eagle College Preparatory Project, Series A:
4.50%, 7/01/22	780	758,199
5.00%, 7/01/33	1,000	902,910
Pinal County IDA Arizona, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	5,317,680
		14,860,958
California — 26.7%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home California, Series A, 5.00%, 4/01/32	4,500	4,429,935
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub Lien, Series A (AMBAC), 6.08%, 10/01/30 (a)	10,530	3,766,160
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A:
4.00%, 10/01/30	16,425	15,393,181
4.00%, 10/01/29	15,800	14,881,388
4.00%, 10/01/31	17,080	15,906,262
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/27	4,270	4,011,878
4.00%, 3/01/28	8,490	7,774,887
4.00%, 3/01/33	61,485	52,149,732
California HFA, RB, S/F Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	9,455,800
California Municipal Finance Authority, RB, Biola University:
4.00%, 10/01/27	750	665,010
5.00%, 10/01/29	660	649,176
5.00%, 10/01/30	500	497,120
4.00%, 10/01/33	2,500	2,022,675
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (b)	18,845	17,081,862
California State Public Works Board, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/31	5,000	5,075,900
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,052,900
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,259,307
Series D, 5.00%, 9/01/28	5,090	5,274,003
Series D, 5.00%, 9/01/29	5,350	5,499,211
Series D, 5.00%, 9/01/30	2,620	2,684,609
Series D, 5.00%, 9/01/31	2,905	2,957,958
Series D, 5.00%, 9/01/32	6,060	6,143,689
Series E, 5.00%, 9/01/28	2,240	2,320,976
Series E, 5.00%, 9/01/29	2,355	2,420,681
Series E, 5.00%, 9/01/30	2,475	2,536,034
Series E, 5.00%, 9/01/31	2,600	2,647,398
Series E, 5.00%, 9/01/32	2,280	2,311,487
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A:
5.00%, 10/01/23	1,500	1,562,310
5.00%, 10/01/28	650	640,452
5.00%, 10/01/33	2,275	2,093,046

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	$500	$501,690
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	951,930
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,367,950
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	18,500	19,178,025
Corona-Norco Unified School District, Refunding, Special Tax Bonds, Senior Lien, Series A, 5.00%, 9/01/32	1,250	1,208,175
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
5.25%, 8/01/30	9,090	3,766,623
5.34%, 8/01/31	12,465	4,828,941
5.39%, 8/01/32	17,435	6,346,689
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC) (a):
5.53%, 8/01/32	1,675	594,156
5.59%, 8/01/33	2,865	951,237
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/30	1,500	1,519,680
Grossmont Union High School District, GO, CAB, Election of 2004, 5.53%, 8/01/32 (a)	29,015	10,292,201
Los Angeles County Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,560,050
5.00%, 8/01/31	3,000	3,061,020
5.00%, 8/01/32	3,000	3,041,250
5.00%, 8/01/33	2,500	2,525,275
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFUEL Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	4,823,900
5.00%, 1/01/32	4,110	3,998,907
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	2,769,850
Poway Unified School District, GO, Election of 2008, Series A, CAB (a):
5.02%, 8/01/27	10,000	4,991,100
5.40%, 8/01/30	10,000	4,042,100
5.53%, 8/01/32	12,500	4,434,000
Poway Unified School District Public Financing Authority, Special Tax Bonds, Refunding:
5.00%, 9/15/26	935	949,053
5.00%, 9/15/29	1,205	1,187,889
5.00%, 9/15/32	995	961,658
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	8,955,700
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	15,660	14,161,338
4.00%, 8/01/32	17,010	15,169,858
4.00%, 8/01/33	6,665	5,882,396
San Diego Community College District, GO, Election of 2006, 5.80%, 8/01/30 (a)	5,000	1,891,700
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,005,760
5.00%, 8/01/29	1,300	1,303,744
5.00%, 8/01/33	1,335	1,305,296
Ventura County Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/30	1,200	1,240,320
5.00%, 11/01/31	1,500	1,543,545
5.00%, 11/01/32	1,500	1,537,860

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	29

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Ventura County Public Financing Authority, Refunding RB, Series A (concluded):
5.00%, 11/01/33	$1,200	$1,222,164
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,033,890
5.00%, 9/01/31	1,000	1,028,640
5.00%, 9/01/32	1,000	1,023,420
		353,324,007
Colorado — 3.8%
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities, Series A:
4.50%, 12/01/33	4,595	3,906,301
5.00%, 12/01/33	3,000	2,752,230
Commerce City Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/26	2,770	2,992,237
5.00%, 12/01/28	1,560	1,652,976
5.00%, 12/01/29	1,070	1,127,020
5.00%, 12/01/31	500	518,465
5.00%, 12/01/32	800	825,240
Denver West Metropolitan District, GO, Refunding, Series A (AGM), 4.00%, 12/01/32	6,250	5,742,750
Plaza Metropolitan District No. 1, Tax Allocation Bonds, Refunding:
4.00%, 12/01/23	1,000	926,880
4.10%, 12/01/24	5,080	4,662,983
4.20%, 12/01/25	5,280	4,835,002
4.50%, 12/01/30	4,305	3,881,130
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	11,905,121
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	447,172
University of Colorado Hospital Authority, RB, Series A, 5.00%, 11/15/27	4,000	4,254,080
		50,429,587
Connecticut — 1.5%
City of Hartford, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	7,885,593
4.00%, 4/01/32	1,500	1,349,625
Connecticut HFA, Refunding RB, M/F Housing Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	10,069,154
		19,304,372
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, 6.00%, 7/01/33 (c)	1,700	1,756,338
Florida — 10.6%
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,240,844
5.00%, 8/01/29	3,650	3,800,307
5.00%, 8/01/30	4,020	4,161,383
5.00%, 8/01/31	4,235	4,365,015
5.00%, 8/01/32	4,445	4,555,058
City of Tampa Florida, Refunding RB, H Lee Moffitt Cancer Center Project, Series A, 4.00%, 9/01/33	10,000	8,869,400
County of Broward Florida, RB, Fort Lauderale Fuel System Revenue, AMT:
5.00%, 4/01/30	600	596,604
5.00%, 4/01/33	740	723,639
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
4.15%, 6/01/25	2,155	1,325,002
4.39%, 6/01/26	2,655	1,520,120
4.57%, 6/01/27	3,095	1,656,939

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a) (concluded):
4.72%, 6/01/28	$3,795	$1,900,764
4.83%, 6/01/29	3,795	1,782,056
5.00%, 6/01/30	2,000	870,780
5.00%, 6/01/31	1,295	536,959
5.07%, 6/01/32	2,495	971,753
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,047,792
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corporation Project, AMT, 5.00%, 11/15/26	2,000	1,849,500
Hillsborough County IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	7,300	7,299,635
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/29	4,685	4,337,560
4.50%, 11/01/30	2,895	2,641,166
4.50%, 11/01/31	3,200	2,906,176
4.50%, 11/01/32	2,300	2,069,218
4.50%, 11/01/33	2,080	1,846,333
Martin County IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	4,582,883
Miami-Dade County, Refunding RB, Sub-Series B, 5.00%, 10/01/32	10,000	9,926,200
Miami-Dade County Educational Facilities Authority, RB, University Of Miami, Series A:
4.00%, 4/01/31	2,930	2,598,207
4.00%, 4/01/32	1,000	872,880
Miami-Dade County Expressway Authority, Refunding RB, Series A:
5.00%, 7/01/30	5,530	5,694,186
5.00%, 7/01/31	5,000	5,126,350
Miami-Dade County School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	10,208,200
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A:
4.00%, 7/01/29	6,000	5,596,680
4.00%, 7/01/30	6,395	5,883,400
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Phase I:
3.50%, 5/01/28	6,325	5,585,544
4.00%, 5/01/33	1,250	1,101,350
4.00%, 5/01/34	2,640	2,316,864
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,560	6,004,630
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,875	3,666,486
5.00%, 5/01/32	6,000	5,598,060
		139,635,923
Georgia — 0.8%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	12,050	10,113,806
Guam — 0.8%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/30	10,000	10,124,100
Idaho — 0.7%
Idaho Housing and Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	9,377,300
Illinois — 11.0%
City of Chicago Illinois, GO:
CAB (NPFGC), 5.11%, 1/01/27 (a)	5,000	2,540,750
Project, Series A, 5.00%, 1/01/33	10,000	9,780,800

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, Refunding RB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	$5,000	$4,545,300
4.00%, 1/01/29	28,425	24,782,336
City of Saint Charles, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,512,027
4.00%, 12/01/31	1,715	1,580,390
4.00%, 12/01/32	1,800	1,634,616
Cook County, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	18,145,312
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,835	4,727,131
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,259,172
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	3,400	3,238,602
Northwestern Memorial Healthcare, 4.00%, 8/15/33	7,665	6,853,890
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	9,614,880
Will County Community High School District No. 210 Lincoln-Way, GO, Refunding:
CAB, Series B, 5.08%, 1/01/29 (a)	6,920	3,193,234
CAB, Series B, 5.31%, 1/01/30 (a)	5,680	2,400,425
CAB, Series B, 5.29%, 1/01/31 (a)	13,330	5,365,458
CAB, Series B, 5.32%, 1/01/32 (a)	16,500	6,269,340
Series A, 5.00%, 1/01/31	16,300	16,893,972
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	8,671,423
4.00%, 2/01/30	9,835	9,082,721
		145,091,779
Indiana — 2.9%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	7,911,545
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	19,240,587
Earlham College Project, 5.00%, 10/01/32	11,255	11,406,492
		38,558,624
Iowa — 2.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	18,272,820
5.25%, 12/01/25	14,345	13,570,944
		31,843,764
Kansas — 0.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series A, 5.00%, 11/15/32	10,000	10,127,000
Louisiana — 3.5%
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	3,770	3,959,367
5.00%, 7/01/28	4,420	4,598,656
5.00%, 7/01/29	3,000	3,096,990
5.00%, 7/01/30	5,000	5,129,600
5.00%, 7/01/31	5,105	5,200,770
5.00%, 7/01/32	3,000	3,037,320
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	295,827
5.00%, 4/01/32	1,000	978,560
5.00%, 4/01/33	1,575	1,530,711
Terrebonne Levee & Conservation District, RB, Sales Tax:
5.00%, 7/01/29	1,925	1,968,755

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Terrebonne Levee & Conservation District, RB, Sales Tax (concluded):
5.00%, 7/01/33	$1,000	$1,008,520
4.25%, 7/01/32	1,250	1,176,563
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,433,391
5.25%, 5/15/32	4,375	4,377,669
5.25%, 5/15/33	4,750	4,726,488
5.25%, 5/15/35	1,500	1,469,370
		45,988,557
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,320,000
5.00%, 7/01/26	1,000	1,042,050
5.00%, 7/01/27	1,000	1,031,530
3.75%, 7/01/28	1,000	872,520
5.00%, 7/01/33	5,000	4,962,400
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	10,063,320
		19,291,820
Maryland — 0.0%
Maryland Economic Development Corp., Refunding RB, Salisbury University Project, 5.00%, 6/01/34	500	476,935
Massachusetts — 1.5%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	10,000	9,664,600
Massachusetts HFA, Refunding RB, AMT, S/F Housing:
Series 160, 4.00%, 12/01/32	495	451,281
Series 163, 4.00%, 12/01/33	11,635	10,392,615
		20,508,496
Michigan — 1.0%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	750	758,955
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,114,564
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	9,195	7,991,007
		12,864,526
Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Series A, 5.00%, 10/01/33 (c)	5,500	5,746,400
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 4.00%, 11/15/33	2,010	1,707,475
		7,453,875
Nebraska — 1.2%
Central Plains Energy Project, RB, Project No. 3, 5.00%, 9/01/27	7,010	7,076,034
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/32	9,500	9,327,670
		16,403,704
New Hampshire — 1.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,122,332
5.00%, 10/01/27	1,180	1,218,032
4.00%, 10/01/33	3,500	3,002,475
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/31	3,665	3,484,022
4.00%, 8/01/32	2,290	2,142,020
4.00%, 8/01/33	4,350	4,016,442
4.00%, 8/01/35	4,745	4,256,550
		19,241,873

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 12.7%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.75%, 9/15/27	$6,200	$6,028,322
5.25%, 9/15/29	12,230	11,469,905
7.20%, 11/15/30 (d)	10,100	10,107,373
New Jersey EDA, Refunding RB:
4.25%, 6/15/27	16,500	15,133,470
Cigarette Tax, 5.00%, 6/15/26	10,610	10,744,641
Special Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,005,050
New Jersey Educational Facilities Authority, Refunding RB, Seton Hall University, Series D, 5.00%, 7/01/33	1,000	1,041,230
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health, Series A, 4.00%, 7/01/26	3,000	2,773,620
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT:
4.10%, 11/01/28	15,800	14,791,644
4.35%, 11/01/33	7,315	6,730,897
New Jersey Transportation Trust Fund Authority, RB, Transportation Systems:
CABS, Series A, 5.27%, 12/15/28 (a)	66,000	29,667,000
CABS, Series A, 5.37%, 12/15/29 (a)	18,000	7,559,280
Series AA, 4.00%, 6/15/30	17,315	16,475,569
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,200,350
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	6,950	6,462,041
4.63%, 6/01/26	22,460	19,358,723
		168,549,115
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	5,320,312
Education Loan Series A-2, 3.80%, 11/01/32	5,850	4,950,914
Education Loan Series A-2, 3.80%, 9/01/33	5,000	4,208,950
		14,480,176
New York — 7.2%
Build NYC Resource Corp., RB, Bronx Charter School For International Project, Series A, 5.00%, 4/15/33	3,530	3,312,905
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	6,873,300
3.50%, 11/01/32	5,865	4,873,522
Housing Development Corp., Refunding RB, M/F Housing:
Series L-1, 3.40%, 11/01/30	1,580	1,345,702
Series L-1, 3.50%, 11/01/32	1,160	963,902
Series L-2-A, 3.60%, 11/01/33	11,000	9,327,230
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	25,000	26,016,000
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	2,978,675
New York State HFA, RB, (SONYMA): M/F Affordable Housing, Series F:
3.05%, 11/01/27	4,020	3,548,374
3.45%, 11/01/32	5,235	4,451,268
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series B, 4.00%, 11/01/24	3,000	2,753,760
Onondaga Civic Development Corp., Refunding RB, Saint Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	9,215	8,050,961
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (a):
4.88%, 11/15/29	17,810	8,120,647

Municipal Bonds	Par (000)	Value
New York (concluded)
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (a) (concluded):
5.07%, 11/15/30	$25,215	$10,606,690
5.08%, 11/15/31	5,000	1,995,500
		95,218,436
North Carolina — 1.2%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airway, Inc. Project, AMT, 5.60%, 7/01/27	15,000	14,493,300
North Carolina Medical Care Commission, RB, Mission Health Combined Group, 4.63%, 10/01/30	2,000	1,934,260
		16,427,560
North Dakota — 0.2%
North Dakota HFA, RB, M/F Housing, Series A, 3.60%, 7/01/32	2,690	2,296,103
Ohio — 1.8%
Ohio State University, RB, General Receipts Special Purpose, Series A:
4.00%, 6/01/31	14,220	13,657,457
4.00%, 6/01/32	10,285	9,774,144
		23,431,601
Oklahoma — 0.2%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	1,004,136
5.00%, 4/01/29	1,500	1,346,085
5.00%, 4/01/33	1,050	917,564
		3,267,785
Pennsylvania — 10.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	6,773,220
5.00%, 5/01/28	5,000	4,984,100
5.00%, 5/01/29	3,745	3,712,493
5.00%, 5/01/30	5,300	5,216,896
Cumberland County Municipal Authority, Refunding RB, Asbury Pennsylvania Obligation Group:
5.00%, 1/01/22	750	741,353
5.25%, 1/01/27	1,275	1,233,231
5.25%, 1/01/32	2,000	1,864,640
East Hempfield Township IDA, RB, Student Services Incorporate Student Housing, 5.00%, 7/01/30	1,280	1,236,006
Lehigh County, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	24,340,940
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligation Group, 5.00%, 6/01/31	5,000	5,085,400
Montgomery County IDA, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,554,000
Northampton County General Purpose Authority, RB, State Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	12,605,653
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., AMT:
Series B, 6.13%, 11/01/27	3,000	2,806,290
Series A, 6.25%, 11/01/27	6,520	6,172,419
Pennsylvania HFA, RB, S/F Housing, Series 114, 3.30%, 10/01/32	20,500	16,791,755
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	3,000	2,935,530
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	2,520,960

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	$4,130	$4,239,321
5.00%, 4/01/28	8,000	8,140,240
5.00%, 4/01/29	6,000	6,041,580
5.00%, 4/01/30	5,500	5,493,455
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/29	9,345	9,344,346
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project:
5.00%, 9/15/29	355	383,680
5.00%, 9/15/30	325	348,741
5.00%, 9/15/31	325	348,182
5.00%, 9/15/32	300	319,356
5.00%, 9/15/33	300	318,084
		136,551,871
Puerto Rico — 2.1%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A, 5.50%, 7/01/27	4,505	4,158,250
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series F, 5.25%, 7/01/24	12,790	12,029,123
Series N, 5.00%, 7/01/32	10,000	8,154,500
Puerto Rico Sales Tax Financing Corp., RB, CAB, First Sub-Series A, 6.32%, 8/01/30 (a)	10,000	3,472,300
		27,814,173
South Carolina — 0.1%
South Carolina Jobs-EDA, Refunding RB, Bon Secours Health System, Inc., 5.00%, 5/01/28	2,000	1,870,900
South Dakota — 0.1%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	693,212
Texas — 14.8%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 1/01/33	1,260	1,230,869
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	10,270,703
4.00%, 9/01/31	11,220	10,218,839
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	929,324
3.95%, 12/01/32	1,800	1,451,862
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	983,616
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	17,616,400
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,519,680
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	2,886,570
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	5,617,635
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	9,134,315
4.00%, 5/15/32	10,635	9,576,711
Matagorda County Navigation District No. 1 Texas, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	30,730	27,669,599
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	8,966,000
Series B-2, 4.00%, 6/01/30	10,000	8,944,000

Municipal Bonds	Par (000)	Value
Texas (concluded)
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
5.00%, 9/15/31	$2,435	$2,568,024
CAB, 4.75%, 9/15/31 (a)	6,235	2,661,659
CAB, 4.96%, 9/15/32 (a)	15,135	5,929,288
New Hope Cultural Education Facilities Corp., RB, Stephenville Tarleton University Project, Series A, 5.38%, 4/01/28	1,150	1,127,632
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	1,000	952,720
5.50%, 1/01/32	1,000	940,420
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	4,803,480
4.00%, 11/15/32	15,420	13,300,984
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/33	5,000	4,987,350
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	25,000	23,842,250
Natural Gas Utility Improvements, 5.00%, 12/15/30	18,000	17,291,880
		195,421,810
US Virgin Islands — 0.7%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note, Series A, 5.00%, 10/01/32	10,000	9,770,300
Utah — 0.8%
Salt Lake County Housing Authority, RB, M/F Housing, Liberty Village Apartments Project (Freddie Mac), 3.38%, 8/01/28	12,000	10,521,000
Vermont — 0.2%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,278,032
Virginia — 6.4%
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.25%, 3/01/26	500	447,960
Fairfax County EDA, Refunding RB, Vinson Hall LLC, Series A:
4.00%, 12/01/22	505	464,832
4.50%, 12/01/32	2,840	2,440,639
5.00%, 12/01/32	2,000	1,843,700
Fairfax County IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	8,575	8,253,352
Hanover County EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	2,606,460
4.50%, 7/01/32	1,100	935,869
Henrico County EDA, Refunding RB, Bon Secours Health System, 5.00%, 11/01/30	3,400	3,412,240
Norfolk EDA, Refunding RB, Bon Secours Health System, Inc.:
5.00%, 11/01/28	5,000	5,073,600
5.00%, 11/01/29	5,000	5,047,550
Prince William County IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	15,445	13,455,684
Virginia HDA, RB:
Sub-Series C-2, 3.00%, 4/01/31	23,200	19,499,368
Sub-Series C-3, 3.25%, 4/01/31	21,500	17,298,900
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	3,490,958
		84,271,112

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 2.4%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	$1,025	$992,436
3.75%, 9/01/19	1,060	1,020,801
4.13%, 9/01/21	1,145	1,093,681
4.50%, 9/01/22	1,000	967,360
5.00%, 9/01/27	1,000	957,050
5.25%, 9/01/32	1,000	949,130
Port of Seattle Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	4,511,550
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,206,161
5.00%, 12/01/32	5,895	5,967,744
5.00%, 9/01/33	4,665	4,704,373
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	972,300
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,031,360
Series 1N (Ginnie Mae)(FannieMae)(Freddie Mac), 3.50%, 12/01/33	4,035	3,462,232
		31,836,178
Wisconsin — 1.0%
Public Finance Authority, Refunding RB, Airport Facilities, Senior Obligation Group, Series B, AMT, 5.25%, 7/01/28	2,250	2,264,220
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,576,550
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	3,734,305
Marquette University, 4.00%, 10/01/32	4,520	4,204,052
		13,779,127
Wyoming — 1.1%
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 3.75%, 12/01/32	16,790	14,252,024
Total Municipal Bonds — 139.4%		1,842,724,766

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Colorado — 8.1%
City & County of Denver Colorado, Refunding ARB, Department of Aviation (f):
Series A, AMT, 4.25%, 11/15/29	33,820	30,507,123
Series A, AMT, 4.25%, 11/15/30	35,210	31,760,964
Series A, AMT, 4.25%, 11/15/31	8,085	7,293,024
Series A, AMT, 4.25%, 11/15/32	2,230	2,011,558
Series B, 4.00%, 11/15/31 (b)	37,875	35,038,914
		106,611,583
Florida — 6.4%
County of Broward Florida, ARB, Series Q-1 (f):
4.00%, 10/01/29	17,200	15,535,728
4.00%, 10/01/30	18,095	16,344,127
4.00%, 10/01/31	18,820	16,998,976
4.00%, 10/01/32	19,575	17,680,923
4.00%, 10/01/33	20,355	18,385,450
		84,945,204

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Illinois — 2.9%
City of Chicago Illinois, RB, Second Lien, Wastewater Transmission Project:
4.00%, 1/01/33	$11,220	$10,191,070
4.00%, 1/01/31	10,375	9,423,560
4.00%, 1/01/32	10,790	9,800,503
4.00%, 1/01/35	9,135	8,297,275
		37,712,408
Iowa — 3.0%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,174,373
4.00%, 9/01/29	6,525	6,137,122
4.00%, 9/01/30	6,325	5,949,010
4.00%, 9/01/31	8,650	8,135,801
4.00%, 9/01/32	7,750	7,289,301
4.00%, 9/01/33	9,375	8,817,703
		39,503,310
Texas — 11.6%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	13,725,454
4.00%, 9/15/34	11,885	10,875,135
4.00%, 9/15/31	19,475	17,820,214
4.00%, 9/15/32	18,075	16,539,172
4.00%, 9/15/33	11,000	10,065,333
4.00%, 9/15/35	4,500	4,117,636
County of Harris Texas, Refunding RB, Senior Lien Toll Road, Series C, 4.00%, 8/15/33	12,325	11,516,707
Dallas/Fort Worth International Airport, Refunding RB, AMT (f):
Series E, 4.00%, 11/01/32	6,915	6,551,330
Series E, 4.13%, 11/01/35	10,435	9,886,208
Series F, 5.00%, 11/01/29	12,820	12,145,777
Series F, 5.00%, 11/01/30	15,565	14,746,414
Series F, 5.00%, 11/01/31	10,000	9,474,085
Series F, 5.00%, 11/01/32	17,170	16,267,004
		153,730,469
Washington — 1.2%
State of Washington, COP, State and Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	4,105	3,854,831
4.00%, 7/01/30	4,290	4,028,556
4.00%, 7/01/31	4,470	4,197,587
4.00%, 7/01/32	4,590	4,310,273
		16,391,247
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.2%		438,894,221
Total Long-Term Investments (Cost — $2,573,620,725) — 172.6%		2,281,618,987

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	55,145,313	55,145,313
Total Short-Term Securities (Cost — $55,145,313) — 4.2%		55,145,313
Total Investments (Cost — $2,628,766,038) — 176.8%		2,336,764,300
Liabilities in Excess of Other Assets — (2.0%)		(26,127,234)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.1%)		(238,801,709)
RVMTP Shares, at Liquidation Value — (56.7%)		(750,000,000)
Net Assets Applicable to Common Shares — 100.0%		$1,321,835,357

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
RBC Capital Markets, LLC	$5,746,400	$(89,485)
Robert W. Baird & Co.	$1,756,338	$8,483

(d)	Variable rate security. Rate shown is as of report date.
(e)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020 is $148,325,380.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	55,145,313	55,145,313	$3,020

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,281,618,987	—	$2,281,618,987
Short-Term Securities	$55,145,313	—	—	55,145,313
Total	$55,145,313	$2,281,618,987	—	$2,336,764,300
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(35,623)	—	$(35,623)
RVMTP Shares	—	(750,000,000)	—	(750,000,000)
TOB trust certificates	—	(238,704,971)	—	(238,704,971)
Total	—	$(988,740,594)	—	$(988,740,594)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	35

Schedule of Investments July 31, 2013	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 130.5%
Corporate — 10.0%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$125,193
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT (c):
7.00%, 11/15/30	3,450	3,451,587
7.20%, 11/15/30	2,000	2,001,460
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project AMT:
Series A, 5.70%, 10/01/39	1,500	1,577,745
Series B, 5.60%, 11/01/34	1,275	1,343,633
Salem County Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,446,704
		10,946,322
County/City/Special District/School District — 16.8%
Bergen County New Jersey Improvement Authority, Refunding RB, Fair Lawn Community Center, Inc. Project, 5.00%, 9/15/34	785	833,984
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,141,463
City of Perth Amboy New Jersey, GO, Refunding, CAB, (AGM):
5.00%, 7/01/34	1,075	1,092,135
5.00%, 7/01/35	175	177,163
Essex County Improvement Authority, Refunding RB, Project Consolidation, (NPFGC):
5.50%, 10/01/28	1,440	1,643,098
5.50%, 10/01/29	2,630	2,978,370
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,072,300
5.38%, 1/01/44	2,400	2,485,848
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,241,902
Union County Improvement Authority, RB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,515	1,551,557
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,259,574
		18,477,394
Education — 18.5%
New Jersey EDA, RB:
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,571,085
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,586,015
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	580	601,344
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,252,255
Georgian Court University, Series D, 5.00%, 7/01/33	250	243,228
Kean University, Series A, 5.50%, 9/01/36	2,060	2,169,592
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	680,196
Ramapo College, Series B, 5.00%, 7/01/42	265	269,566
Seton Hall University, Series D, 5.00%, 7/01/43	345	353,942
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,914,667

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	$2,055	$2,147,434
Series 1A, 5.00%, 12/01/25	500	519,405
Series 1A, 5.00%, 12/01/26	325	334,857
Series 1A, 5.25%, 12/01/32	500	512,950
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	970	988,129
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,240,231
		20,384,896
Health — 17.7%
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	500	496,465
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	798,399
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	875,490
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,079,565
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,793,061
New Jersey Health Care Facilities Financing Authority, RB (AGC):
Meridian Health, Series I, 5.00%, 7/01/38	730	734,395
Virtua Health, 5.50%, 7/01/38	1,250	1,281,613
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,002,348
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,174,277
Barnabas Health, Series A, 5.00%, 7/01/25	140	144,882
Barnabas Health, Series A, 5.63%, 7/01/32	580	595,799
Barnabas Health, Series A, 5.63%, 7/01/37	1,605	1,636,217
Meridian Health System Obligation, 5.00%, 7/01/26	970	1,009,615
Robert Wood Johnson, 5.00%, 7/01/31	500	506,550
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,613,436
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,750	1,731,012
		19,473,124
Housing — 10.9%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,400,588
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,320	4,321,944
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.55%, 11/01/43	1,540	1,385,969
S/F Housing, Series AA, 6.38%, 10/01/28	885	954,888
S/F Housing, Series AA, 6.50%, 10/01/38	1,005	1,033,452
S/F Housing, Series CC, 5.00%, 10/01/34	1,130	1,156,216
S/F Housing, Series X, AMT, 4.85%, 4/01/16	530	543,139
Series A, 4.75%, 11/01/29	1,185	1,198,331
		11,994,527
State — 29.2%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 4.22%, 11/01/26 (e)	6,000	3,450,120
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,388,950
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,537,208

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series KK, 5.00%, 3/01/35	$1,000	$1,012,340
School Facilities Construction, Series KK, 5.00%, 3/01/38	785	794,687
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,236,610
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	810	820,279
Cigarette Tax, 5.00%, 6/15/29	1,000	973,240
Cigarette Tax (AGM), 5.00%, 6/15/22	2,940	3,272,485
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,725,425
School Facilities Construction, Series GG, 5.25%, 9/01/26	3,500	3,798,690
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,379,493
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	2,000	2,118,960
5.25%, 6/15/28	600	631,500
		32,139,987
Transportation — 26.7%
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	1,970	2,020,255
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/30	1,415	1,475,392
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	945	1,062,804
CAB, Series C (AGM), 5.63%, 12/15/32 (e)	4,000	1,364,400
Series A, 6.00%, 6/15/35	4,135	4,547,838
Series A, 5.88%, 12/15/38	1,770	1,976,205
Series A, 5.50%, 6/15/41	2,000	2,102,800
Series A, 5.00%, 6/15/42	1,000	1,012,810
Series A (AGC), 5.50%, 12/15/38	1,000	1,072,870
Series B, 5.00%, 6/15/42	1,320	1,335,338
Port Authority of New York & New Jersey, RB, JFK International Air Terminal Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,141,360
Series 8, 6.00%, 12/01/42	1,430	1,581,423
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,750	1,907,517
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/27	1,000	1,057,850
5.00%, 11/01/28	305	319,945
5.00%, 11/01/29	305	317,822
		29,296,629
Utilities — 0.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 5.19%, 9/01/33 (e)	2,000	714,700
Total Municipal Bonds in New Jersey		143,427,579

Pennsylvania — 0.7%
Transportation — 0.7%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	800	818,464

Municipal Bonds	Par (000)	Value
Puerto Rico — 6.9%
State — 6.9%
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC), 5.45%, 7/01/17 (d)	$1,000	$1,162,150
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	3,075	3,008,457
6.00%, 8/01/42	2,250	2,246,917
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	1,180	1,130,759
Total Municipal Bonds in Puerto Rico		7,548,283
Total Municipal Bonds — 138.1%		151,794,326

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 26.1%
County/City/Special District/School District — 5.3%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	5,710	5,813,693
Education — 1.4%
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	1,499	1,559,040
State — 5.7%
New Jersey EDA, RB, School Facilities Construction, (AGC):
6.00%, 12/15/18 (d)	987	1,110,662
6.00%, 12/15/34	2,013	2,264,878
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	2,788	2,893,459
		6,268,999
Transportation — 13.7%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	4,794,705
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	2,000	2,078,980
Series B, 5.25%, 6/15/36 (g)	2,501	2,596,702
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,523,310
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, Consolidated, AMT, 5.25%, 11/01/35	2,039	2,100,387
		15,094,084
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.1%		28,735,816
Total Long-Term Investments (Cost — $179,825,094) — 164.2%		180,530,142

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	4,818,896	4,818,896
Total Short-Term Securities (Cost — $4,818,896) — 4.4%		4,818,896
Total Investments (Cost — $184,643,990) — 168.6%		185,349,038
Other Assets Less Liabilities — 0.9%		1,009,125
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.7%)		(17,308,372)
VMTP Shares, at Liquidation Value — (53.8%)		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$109,949,791

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	37

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	Variable rate security. Rate shown is as of report date.
(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $7,518,656.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New Jersey Municipal Money Fund	2,329,356	2,489,540	4,818,896	$2

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$180,530,142	—	$180,530,142
Short-Term Securities	$4,818,896	—	—	4,818,896
Total	$4,818,896	$180,530,142	—	$185,349,038
[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(3,933)	—	$(3,933)
TOB trust certificates	—	(17,302,334)	—	(17,302,334)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	—	$(76,406,267)	—	$(76,406,267)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 129.7%
Corporate — 16.1%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$1,019,170
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	593,489
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	3,200	3,512,352
7.75%, 8/01/31	4,000	4,392,280
New York City Industrial Development Agency, Refunding RB, Senior TRIPS, Series A, AMT, 5.00%, 7/01/28	795	772,979
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,350	5,542,172
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,500	1,314,000
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	4,720	4,836,914
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,046,440
		28,029,796
County/City/Special District/School District — 34.3%
City of New York, New York, GO:
Refunding, Series E, 5.00%, 8/01/30	1,000	1,062,140
Refunding, Series I, 5.00%, 8/01/30	1,000	1,059,440
Refunding, Series J, 5.00%, 8/01/25	2,270	2,548,098
Series A-1, 4.75%, 8/15/25	750	795,592
Series A-1, 5.00%, 8/01/35	1,000	1,029,890
Series D, 5.38%, 6/01/32	25	25,081
Sub-Series A-1, 4.00%, 10/01/34	350	328,990
Sub-Series G-1, 5.00%, 4/01/28	630	677,156
Sub-Series G-1, 5.00%, 4/01/29	5,120	5,456,845
Sub-Series G-1, 6.25%, 12/15/31	500	576,360
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,950,322
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,433,386
5.75%, 2/15/47	200	212,342
(AGC), 5.00%, 2/15/47	1,000	1,000,120
(AGM), 5.00%, 2/15/47	1,000	1,000,120
(NPFGC), 4.50%, 2/15/47	4,700	4,241,280
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	816,592
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 7/01/31	1,900	1,987,077
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 5.92%, 3/01/42 (b)	1,960	369,558
CAB, Yankee Stadium Project, Series A (AGC), 5.95%, 3/01/45 (b)	1,500	235,170
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	162,762
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	2,614,650
Yankee Stadium (NPFGC), 4.75%, 3/01/46	1,500	1,381,110
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	250,195
5.00%, 11/15/44	9,660	9,598,756
4.75%, 11/15/45	500	476,195
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	860	880,451
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,450,858
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	4,260	3,841,498

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB (concluded):
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	$1,670	$1,672,221
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	1,923,196
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	2,000	2,112,180
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,304,520
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	772,012
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	397,832
		59,643,995
Education — 26.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	910	136,227
7.00%, 5/01/35	590	88,323
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,084,853
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 5.50%, 4/01/43	450	446,063
Bronx Charter School For International Project, 5.00%, 4/15/33	900	844,650
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,240	3,292,747
Dutchess County Industrial Development Agency New York, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	6,201,160
Madison County Industrial Development Agency New York, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	266,434
Madison County New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	135	131,867
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,176,009
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	779,737
New York City Trust for Cultural Resources, Refunding RB:
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,011,840
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,080,790
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	168,381
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	801,097
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	224,729
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,050,640
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,582,387
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,013,950
New York University, Series B, 5.00%, 7/01/37	1,250	1,314,200
Teachers College, 5.00%, 7/01/42	500	507,525
University of Rochester, Series A, 4.78%, 7/01/39 (e)	650	651,066

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	39

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB:
University of Rochester, Series A, 5.13%, 7/01/39	$850	$880,404
University of Rochester, Series B, 5.00%, 7/01/39	500	505,800
Brooklyn Law School, 5.75%, 7/01/33	475	488,381
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,046,330
Culinary Institute of America, 5.00%, 7/01/42	300	283,782
Fordham University, 4.00%, 7/01/30	555	520,485
New York University, Series A, 5.00%, 7/01/37	1,790	1,881,934
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,837,865
Rochester Institute of Technology, 4.00%, 7/01/33	1,070	982,881
Rockefeller University, Series B, 4.00%, 7/01/38	1,835	1,711,358
Skidmore College, Series A, 5.00%, 7/01/27	190	201,983
Skidmore College, Series A, 5.00%, 7/01/28	75	79,003
Skidmore College, Series A, 5.25%, 7/01/29	85	90,191
Teachers College, 5.50%, 3/01/39	450	469,723
Third Generation Resolution, State University Educational Facilities, Series A, 5.00%, 5/15/29	2,000	2,117,960
Oneida County Local Development Corp., RB, Hamilton College Project:
4.00%, 7/01/33	705	650,193
4.00%, 7/01/38	500	456,735
Orange County Funding Corp., Refunding RB, Mount State Mary College, Series A:
5.00%, 7/01/37	360	357,995
5.00%, 7/01/42	220	217,996
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	275	285,852
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,007,040
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	742,343
Westchester County Industrial Development Agency New York, RB, Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,500,000
Yonkers Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	657,206
		45,828,115
Health — 17.2%
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	317,859
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	479,700
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	240,338
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,720,191
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project:
4.25%, 7/01/42	350	289,198
5.00%, 7/01/42	2,750	2,636,342
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	753,795
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	539,365
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	211,592
New York University Hospital Center, Series A, 6.00%, 7/01/40	500	535,240

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
New York University Hospital Center, Series B, 5.63%, 7/01/37	$530	$542,005
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	1,848,396
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	750	648,510
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,100	981,189
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	320	322,458
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	294,736
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,459,374
New York University Hospital Center, Series A, 5.00%, 7/01/36	3,390	3,395,831
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,152,261
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,767,780
Onondaga Civic Development Corp., Refunding RB, Saint Joseph’s Hospital Health Center Project:
4.50%, 7/01/32	3,225	2,817,618
5.00%, 7/01/42	540	483,214
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,191,074
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, 5.00%, 11/01/30	2,500	2,548,900
Series B, 6.00%, 11/01/30	500	546,240
Westchester County Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	640,692
5.00%, 1/01/28	675	670,862
5.00%, 1/01/34	875	845,635
		29,880,395
Housing — 1.6%
New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	360	291,175
Homeowner Mortgage, Series 97, AMT, 5.50%, 4/01/31	1,040	1,044,347
New York State HFA, RB, M/F Housing, Series A, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,504,305
		2,839,827
State — 7.1%
New York City Transitional Finance Authority, BARB:
Series S-1, 4.00%, 7/15/42	1,575	1,322,653
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,632,527
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	671,250
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	2,000	2,026,380
New York State Dormitory Authority, Refunding RB, General Purpose Bonds:
Series A, 5.00%, 12/15/26	2,000	2,231,620
Series D, 5.00%, 2/15/34	500	521,875
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	336,970
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 4/01/32	3,500	3,660,020
		12,403,295

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation — 17.0%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	$1,000	$1,173,140
Series A, 5.00%, 11/15/43	2,000	2,006,000
Series D, 5.25%, 11/15/41	1,000	1,020,800
Series H, 5.00%, 11/15/25	325	354,504
Metropolitan Transportation Authority, Refunding RB:
Series D, 4.00%, 11/15/32	1,450	1,346,963
Series F, 5.00%, 11/15/30	2,530	2,632,819
Series F (AGM), 4.00%, 11/15/30	1,250	1,188,388
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	5,675	5,775,674
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/27	2,000	2,174,440
New York State Thruway Authority, Refunding RB, Series I:
General, 5.00%, 1/01/42	280	284,603
5.00%, 1/01/37	920	938,326
Port Authority of New York & New Jersey, RB, JFK International Air Terminal Special Project AMT (NPFGC):
Series 6, 6.25%, 12/01/13	1,000	1,008,070
Series 6, 5.75%, 12/01/22	6,000	6,141,360
LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,105,890
Port Authority of New York & New Jersey, Refunding RB, 177th Series, AMT, 4.00%, 1/15/43	2,000	1,653,240
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 5.14%, 11/15/32 (b)	845	317,602
Series A, 5.00%, 11/15/30	250	263,030
Series B, 5.00%, 11/15/31	190	200,980
		29,585,829
Utilities — 10.0%
Long Island Power Authority, RB:
Series A (AGM), 5.00%, 5/01/36	500	506,050
Series C (CIFG), 5.25%, 9/01/29	2,000	2,125,420
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	4,000	4,369,520
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	750	769,598
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Series BB, 5.00%, 6/15/31	1,000	1,044,850
Series EE, 4.00%, 6/15/45	2,310	1,996,302
New York City Water & Sewer System, Refunding RB, Series D, 5.00%, 6/15/39	5,000	5,079,950
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	369,306
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,160	1,095,550
		17,356,546
Total Municipal Bonds in New York		225,567,798

Puerto Rico — 7.0%
Housing — 1.5%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,575,800
State — 3.9%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D, 5.25%, 7/01/36	1,600	1,302,848
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.40%, 8/01/32 (b)	1,685	509,055
First Sub-Series A, 5.75%, 8/01/37	2,000	1,956,720
First Sub-Series A (AGM), 5.00%, 8/01/40	810	733,366

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB (concluded):
CAB, Series A (NPFGC), 6.60%, 8/01/41 (b)	$2,500	$405,500
CAB, Series A (NPFGC), 6.65%, 8/01/43 (b)	2,500	351,325
Senior Series C, 5.25%, 8/01/40	1,520	1,456,570
		6,715,384
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	2,000	1,952,600
Utility — 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,080	959,202
Total Municipal Bonds in Puerto Rico		12,202,986
Total Municipal Bonds — 136.7%		237,770,784

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 29.5%
County/City/Special District/School District — 4.9%
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	855,409
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44 (g)	5,020	4,972,561
7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,674,154
		8,502,124
Education — 0.5%
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	900	918,135
Housing — 8.5%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	14,680	14,687,193
State — 0.4%
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	660	686,791
Transportation — 6.3%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47 (g)	1,250	1,327,019
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	6,748,463
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 3/15/31	1,180	1,249,337
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,611,555
		10,936,374
Utilities — 8.9%
New York City Municipal Water Finance Authority, RB, Series A, 5.75%, 6/15/40	1,200	1,332,526
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series BB, 5.00%, 6/15/44	3,511	3,592,884
Second General Resolution, Series HH, 5.00%, 6/15/32	5,310	5,584,740
Series A, 4.75%, 6/15/30	4,000	4,131,520
Series FF-2, 5.50%, 6/15/40	810	881,898
		15,523,568
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		51,254,185

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Puerto Rico — 2.6%
State — 2.6%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.00%, 8/01/40	$5,000	$4,617,500
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.1%		55,871,685
Total Long-Term Investments (Cost — $299,797,327) — 168.8%		293,642,469
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (h)(i)	7,477,704	$7,477,704
Total Short-Term Securities (Cost — $7,477,704) — 4.3%		7,477,704
Total Investments (Cost — $307,275,031) — 173.1%		301,120,173
Liabilities in Excess of Other Assets — (0.6%)		(1,012,320)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (18.2%)		(31,631,581)
VMTP Shares, at Liquidation Value — (54.3%)		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$173,976,272

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to November 15, 2019 is $3,300,813.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New York Municipal Money Fund	344,945	7,132,759	7,477,704	$197

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$293,642,469	—	$293,642,469
Short-Term Securities	$7,477,704	—	—	7,477,704
Total	$7,477,704	$293,642,469	—	$301,120,173
[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$945,419	—	—	$945,419
Liabilities:
TOB trust certificates	—	$(31,620,177)	—	(31,620,177)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	$945,419	$(126,120,177)	—	$(125,174,758)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	43

Statements of Assets and Liabilities

July 31, 2013	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value — unaffiliated[1]	$782,215,730	$101,137,461	$158,044,586	$2,281,618,987	$180,530,142	$293,642,469
Investments at value — affiliated[2]	1,269,184	2,293,772	4,710,703	55,145,313	4,818,896	7,477,704
Cash	—	—	—	—	—	945,419
Interest receivable	11,742,491	1,184,552	1,977,802	25,856,589	1,964,167	3,703,600
Investments sold receivable	—	61,063	1,450,554	5,150	305,341	1,311,679
Deferred offering costs	129,347	—	160,242	852,154	80,721	94,940
Prepaid expenses	11,400	2,951	42,395	11,060	4,101	6,890
Total assets	795,368,152	104,679,799	166,386,282	2,363,489,253	187,703,368	307,182,701

Accrued Liabilities
Bank overdraft	4,413	2,371	3,855	35,623	3,933	—
TOB trust payable	—	—	1,000,000	36,975,000	590,000	4,935,000
Investments purchased payable	—	—	3,284,326	7,667,101	—	954,526
Income dividends payable — Common Shares	2,476,617	42,604	485,240	6,609,897	575,009	891,085
Investment advisory fees payable	397,103	44,476	83,831	817,252	95,546	156,884
Interest expense and fees payable	79,288	239	14,175	96,738	6,038	11,404
Officer’s and Trustees’ fees payable	68,209	8,876	16,721	21,045	19,379	30,195
Offering costs payable	—	—	—	495,432	—	—
Other accrued expenses payable	113,753	62,357	57,096	230,837	61,338	107,158
Total accrued liabilities	3,139,383	160,923	4,945,244	52,948,925	1,351,243	7,086,252

Other Liabilities
TOB trust certificates	158,655,348	280,000	34,096,156	238,704,971	17,302,334	31,620,177
RVMTP Shares, at liquidation value of $5,000,000 per share[3,4]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	34,200,000	—	—	—
Total other liabilities	329,955,348	280,000	68,296,156	988,704,971	76,402,334	126,120,177
Total liabilities	333,094,731	440,923	73,241,400	1,041,653,896	77,753,577	133,206,429

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	—	19,100,154	—	—	—	—
Net Assets Applicable to Common Shareholders	$462,273,421	$85,138,722	$93,144,882	$1,321,835,357	$109,949,791	$173,976,272

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$447,224,603	$80,158,463	$95,072,265	$1,673,075,256	$108,797,748	$183,199,654
Undistributed (distributions in excess of) net investment income	5,714,846	3,364,492	643,833	(5,713,373)	1,753,402	3,133,594
Accumulated net realized loss	(21,293,777)	(734,726)	(8,694,613)	(53,524,788)	(1,306,407)	(6,202,118)
Net unrealized appreciation/depreciation	30,627,749	2,350,493	6,123,397	(292,001,738)	705,048	(6,154,858)
Net Assets Applicable to Common Shareholders	$462,273,421	$85,138,722	$93,144,882	$1,321,835,357	$109,949,791	$173,976,272
Net asset value per Common Share	$14.50	$15.31	$13.89	$18.75	$14.36	$13.47

[1] Investments at cost — unaffiliated	$751,587,981	$98,786,968	$151,921,189	$2,573,620,725	$179,825,094	$299,797,327
[2] Investments at cost — affiliated	$1,269,184	$2,293,772	$4,710,703	$55,145,313	$4,818,896	$7,477,704
[3] Preferred Shares outstanding, par value $ 0.001 per share	1,713	764	342	150	591	945
[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
[5] Par value per share per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	31,874,095	5,562,128	6,704,527	70,505,571	7,656,577	12,914,274
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2013

Statements of Operations

Year Ended July 31, 2013	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust[1] (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Investment Income
Interest	$36,842,999	$4,581,691	$7,674,943	$70,273,279	$8,956,197	$14,932,962
Income — affiliated	17	1,887	317	3,020	2	197
Total income	36,843,016	4,583,578	7,675,260	70,276,299	8,956,199	14,933,159

Expenses
Investment advisory	4,963,238	615,206	1,048,543	8,474,988	1,171,190	1,967,120
Professional	59,687	51,818	43,168	198,845	49,158	64,714
Accounting services	42,057	23,480	35,794	213,434	37,746	93,724
Liquidity fees	—	—	306,238	—	—	—
Officer and Trustees	58,502	9,072	11,523	170,388	12,079	20,753
Transfer agent	43,053	27,230	21,388	69,102	24,066	30,223
Custodian	36,642	10,136	11,648	95,284	12,498	18,608
Registration	10,415	8,670	8,668	49,103	8,743	8,831
Printing	5,568	4,256	9,374	27,333	10,676	46
Remarketing fees on Preferred Shares	—	38,852	34,675	—	—	—
Organization	—	—	—	33,000	—	—
Miscellaneous	71,778	28,818	49,311	69,942	60,557	58,815
Total expenses excluding interest expense, fees and amortization of offering costs	5,290,940	817,538	1,580,330	9,401,419	1,386,713	2,262,834
Interest expense, fees and amortization of offering costs[2]	3,164,376	1,900	364,583	5,208,668	827,928	1,388,930
Total expenses	8,455,316	819,438	1,944,913	14,610,087	2,214,641	3,651,764
Less fees waived by Manager	(42,198)	(1,198)	(801)	(9,298)	(3,095)	(5,123)
Total expenses after fees waived	8,413,118	818,240	1,944,112	14,600,789	2,211,546	3,646,641
Net investment income	28,429,898	3,765,338	5,731,148	55,675,510	6,744,653	11,286,518

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,608,507	74,831	424,737	(53,519,716)	739,146	392,921
Financial futures contracts	802,528	—	363,361	—	418,174	128,540
	2,411,035	74,831	788,098	(53,519,716)	1,157,320	521,461
Net change in unrealized appreciation/depreciation on investments	(59,039,937)	(3,636,735)	(14,231,581)	(292,001,738)	(14,524,962)	(27,196,710)
Total realized and unrealized loss	(56,628,902)	(3,561,904)	(13,443,483)	(345,521,454)	(13,367,642)	(26,675,249)

Dividends to AMPS Shareholders From
Net investment income	—	(77,727)	—	—	—	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(28,199,004)	$125,707	$(7,712,335)	$(289,845,944)	$(6,622,989)	$(15,388,731)
[1]	For the period August 30, 2012 (commencement of operations) to July 31, 2013.
[2]	Related to TOBs, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	45

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$28,429,898	$30,391,363	$3,765,338	$4,751,324
Net realized gain	2,411,035	6,685,430	74,831	15,599
Net change in unrealized appreciation/depreciation	(59,039,937)	70,149,440	(3,636,735)	5,366,658
Dividends to AMPS shareholders from net investment income	—	(264,801)	(77,727)	(103,786)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(28,199,004)	106,961,432	125,707	10,029,795

Dividends to Common Shareholders From[1]

Net investment income	(29,708,677)	(29,300,306)	(4,238,341)	(3,889,885)

Capital Share Transactions
Reinvestment of common dividends	603,432	171,858	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(57,304,249)	77,832,984	(4,112,634)	6,139,910
Beginning of year	519,577,670	441,744,686	89,251,356	83,111,446
End of year	$462,273,421	$519,577,670	$85,138,722	$89,251,356
Undistributed net investment income	$5,714,846	$6,917,974	$3,364,492	$4,663,204
[1]	Dividends are determined in accordance with federal income tax regulations.

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
	Year Ended July 31,		Period August 30, 2012[1] to July 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$5,731,148	$5,791,300	$55,675,510
Net realized gain (loss)	788,098	1,359,326	(53,519,716)
Net change in unrealized appreciation/depreciation	(14,231,581)	15,725,171	(292,001,738)
Dividends to AMPS shareholders from net investment income	—	(17,731)	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,712,335)	22,858,066	(289,845,944)

Dividends and Distributions to Common Shareholders From[2]

Net investment income	(5,822,394)	(6,018,632)	(61,454,151)
Tax return of capital	—	—	(7,606,056)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,822,394)	(6,018,632)	(69,060,207)

Capital Share Transactions

Net proceeds from the issuance of shares	—	—	1,477,804,008
Net proceeds from the underwriter’s over allotment option exercised	—	—	202,937,500
Reinvestment of common dividends	52,510	62,151	—
Net increase in net assets derived from capital share transactions	52,510	62,151	1,680,741,508

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(13,482,219)	16,901,585	1,321,835,357
Beginning of period	106,627,101	89,725,516	—
End of period	$93,144,882	$106,627,101	$1,321,835,357
Undistributed (distributions in excess of) net investment income	$643,833	$711,852	$(5,713,373)
[1]	Commencement of operations.
[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2013

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$6,744,653	$7,279,409	$11,286,518	$11,927,277
Net realized gain (loss)	1,157,320	(396,512)	521,461	(156,391)
Net change in unrealized appreciation/depreciation	(14,524,962)	16,446,899	(27,196,710)	22,413,217
Dividends to AMP shareholders from net investment income	—	(90,161)	—	(143,845)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,622,989)	23,239,635	(15,388,731)	34,040,258

Dividends to Common Shareholders From[1]
Net investment income	(7,215,408)	(7,272,642)	(11,222,319)	(12,727,781)

Capital Share Transactions
Reinvestment of common dividends	291,605	303,612	567,300	714,632

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(13,546,792)	16,270,605	(26,043,750)	22,027,109
Beginning of year	123,496,583	107,225,978	200,020,022	177,992,913
End of year	$109,949,791	$123,496,583	$173,976,272	$200,020,022
Undistributed net investment income	$1,753,402	$2,176,352	$3,133,594	$3,020,454
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	47

Statements of Cash Flows

Year Ended July 31, 2013	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust[1] (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations, excluding dividends to AMPS Shareholders	$(28,199,004)	$(7,712,335)	$(289,845,944)	$(6,622,989)	$(15,388,731)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	257,615	43,520	(25,856,589)	(79,889)	(277,609)
(Increase) decrease in prepaid expenses	5,811	(36,515)	(11,060)	2,526	4,152
Increase (decrease) in investment advisory fees payable	(12,412)	(3,535)	817,252	(1,223)	(8,386)
Increase (decrease) in interest expense and fees payable	(22,354)	(1,902)	96,738	1,469	(1,924)
Increase (decrease) in other accrued expenses payable	(42,021)	(64,019)	230,837	1,871	26,308
Increase in Officer’s and Trustees’ fees payable	4,299	1,337	21,045	315	1,733
Net realized and unrealized gain on investments	57,431,430	13,813,351	345,521,454	13,785,816	26,803,789
Amortization of premium and accretion of discount on investments	2,439,331	544,045	4,878,384	190,352	603,285
Amortization of deferred offering costs	72,870	23,595	27,196	43,962	52,955
Proceeds from sales of long-term investments	195,540,834	57,636,654	807,477,869	17,519,790	77,720,866
Purchases of long-term investments	(201,484,325)	(57,595,635)	(3,431,834,743)	(22,646,857)	(75,310,493)
Net proceeds from sales (purchases) of short-term securities	6,684,094	(3,078,934)	(55,145,313)	(2,489,540)	(6,162,759)
Cash provided by (used for) operating activities	32,676,168	3,569,627	(2,643,622,874)	(294,397)	8,063,186

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of Common Shares	—	—	1,680,741,508	—	—
Cash receipts from issuance of RVMTP Shares	—	—	750,000,000	—	—
Cash receipts from TOB trust certificates	15,340,561	2,529,868	462,594,948	7,258,788	4,330,000
Cash payments for TOB trust certificates	(18,918,725)	(654,518)	(186,914,977)	—	(621,401)
Cash dividends paid to Common Shareholders	(29,102,417)	(5,769,647)	(62,450,310)	(6,968,324)	(10,826,366)
Cash payments for offering costs	—	—	(383,918)	—	—
Increase in bank overdraft	4,413	3,855	35,623	3,933	—
Cash provided by (used for) financing activities	$(32,676,168)	$(3,890,442)	$2,643,622,874	$294,397	$(7,117,767)

Cash
Net change in cash	—	(320,815)	—	—	$945,419
Cash at beginning of period	—	320,815	—	—	—
Cash at end of period	—	—	—	—	$945,419

Cash Flow Information
Cash paid during the period for interest, fees and offering costs	$3,113,860	$342,890	$5,964,084	$782,497	$1,337,899

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$603,432	$52,510	—	$291,605	$567,300
[1]	For the period August 30, 2012 (commencement of operations) to July 31, 2013.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2013	2012		2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$16.32	$13.88		$14.28		$12.71		$13.98
Net investment income[1]	0.89	0.95		0.98		1.00		1.03
Net realized and unrealized gain (loss)	(1.78)	2.42		(0.45)		1.50		(1.35)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.02)		(0.02)		(0.12)
Net increase (decrease) from investment operations	(0.89)	3.36		0.51		2.48		(0.44)
Dividends to Common Shareholders from net investment income[2]	(0.93)	(0.92)		(0.91)		(0.91)		(0.83)
Net asset value, end of year	$14.50	$16.32		$13.88		$14.28		$12.71
Market price, end of year	$13.63	$16.64		$13.16		$14.21		$12.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(5.81)%	24.98%		4.05%		20.15%		(2.36)%
Based on market price	(13.17)%	34.40%		(0.86)%		22.55%		(4.81)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	1.49%	[4]	1.46%	[4]	1.36%	[4]	1.54%	[4]
Total expenses after fees waived and paid indirectly	1.63%	1.46%	[4]	1.39%	[4]	1.27%	[4]	1.35%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[5]	1.01%	1.07%	[4,6]	1.12%	[4]	1.04%	[4]	1.08%	[4]
Net investment income	5.49%	6.28%	[4]	7.19%	[4]	6.94%	[4]	8.27%	[4]
Dividends to AMPS shareholders	—	0.05%		0.15%		0.15%		1.00%
Net investment income to Common Shareholders	5.49%	6.23%		7.04%		6.79%		7.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$462,273	$519,578		$441,745		$454,299		$192,551
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$171,325		$171,325		$71,000
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300		—		—		—
Portfolio turnover	22%	30%		36%		47%		58%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$89,460		$91,293		$92,801
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$369,862	$403,314		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	49

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.05	$14.94	$14.91	$13.35	$14.16
Net investment income[1]	0.68	0.85	0.92	0.95	0.96
Net realized and unrealized gain (loss)	(0.65)	0.98	(0.19)	1.31	(1.00)
Dividends to AMPS shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.03)	(0.15)
Net increase (decrease) from investment operations	0.02	1.81	0.70	2.23	(0.19)
Dividends to Common Shareholders from net investment income[2]	(0.76)	(0.70)	(0.67)	(0.67)	(0.62)
Net asset value, end of year	$15.31	$16.05	$14.94	$14.91	$13.35
Market price, end of year	$15.12	$15.60	$13.91	$14.30	$12.31

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.12%	12.44%	5.07%	17.35%	(0.48)%
Based on market price	1.73%	17.38%	2.00%	22.05%	3.95%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.92%	1.06%	1.13%	1.14%	1.29%
Total expenses after fees waived and paid indirectly[4]	0.92%	1.06%	1.13%	1.13%	1.26%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	0.92% [6]	1.06% [6]	1.09%	1.09%	1.13%
Net investment income[4]	4.23%	5.48%	6.29%	6.72%	7.39%
Dividends to AMPS shareholders	0.09%	0.12%	0.19%	0.22%	1.13%
Net investment income to Common Shareholders	4.14%	5.36%	6.10%	6.50%	6.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$85,139	$89,251	$83,111	$82,929	$74,256
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$19,100	$42,900	$42,900	$42,900	$42,900
Portfolio turnover	9%	32%	6%	6%	9%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$136,438	$77,011	$73,433	$73,329	$68,275
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[6]	For the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.91	$13.40	$13.91	$12.71	$14.08
Net investment income[1]	0.85	0.86	0.97	0.92	1.01
Net realized and unrealized gain (loss)	(2.00)	2.55	(0.56)	1.20	(1.36)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]	(0.02)	(0.02)	(0.14)
Net increase (decrease) from investment operations	(1.15)	3.41	0.39	2.10	(0.49)
Dividends to Common Shareholders from net investment income[3]	(0.87)	(0.90)	(0.90)	(0.90)	(0.88)
Net asset value, end of year	$13.89	$15.91	$13.40	$13.91	$12.71
Market price, end of year	$12.47	$16.25	$12.74	$13.90	$12.49

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(7.56)%	26.21%	3.15%	17.04%	(2.57)%
Based on market price	(18.75)%	35.59%	(1.86)%	19.01%	(1.46)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.83%	1.99%[5]	1.60%[5]	1.46%[5]	1.47%[5]
Total expenses after fees waived and paid indirectly	1.83%	1.99%[5]	1.60%[5]	1.37%[5]	1.27%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.49%[7]	1.61%[5,7]	1.33%[5]	1.17%[5]	1.16%[5]
Net investment income	5.41%	5.89%[5]	7.35%[5]	6.84%[5]	8.13%[5]
Dividends to AMPS shareholders	—	0.02%	0.14%	0.16%	1.11%
Net investment income to Common Shareholders	5.41%	5.87%	7.21%	6.68%	7.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$93,145	$106,627	$89,726	$93,073	$85,050
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$34,250	$34,250	$34,250
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$34,200	$34,200	—	—	—
Portfolio turnover	33%	39%	24%	46%	66%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	$90,493	$92,938	$87,082
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$372,353	$411,775	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	51

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

Period August 30, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$23.88 [2]
Net investment income[3]	0.80
Net realized and unrealized gain	(4.95)
Net decrease from investment operations	(4.15)
Dividends and distributions from[4]:

Net investment income	(0.87)
Tax return of capital	(0.11)
Total dividends and distributions	(0.98)
Net asset value, end of period	$18.75
Market price, end of period	$18.42

Total Investment Return Applicable to Common Shareholders[5]
Based on net asset value[6]	(18.00)%
Based on market price[6]	(23.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[7]	0.99%
Total expenses after fees waived and paid indirectly[7]	0.99%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7,8]	0.64%
Net investment income to Common Shareholders[7]	3.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,321,835
RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000
Portfolio turnover	39%
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$13,812,236
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
[3]	Based on average Common Shares outstanding.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Interest expense, fees and amortization of offering costs, relate to TOBs and/or RVMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and RVMTP Shares, respectively.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2013	2012		2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$16.17	$14.07		$14.38		$12.78		$14.15
Net investment income[1]	0.88	0.95		0.98		1.02		1.05
Net realized and unrealized gain (loss)	(1.75)	2.11		(0.32)		1.54		(1.38)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.03)		(0.03)		(0.11)
Net increase (decrease) from investment operations	(0.87)	3.05		0.63		2.53		(0.44)
Dividends to Common Shareholders from net investment income[2]	(0.94)	(0.95)		(0.94)		(0.93)		(0.93)
Net asset value, end of year	$14.36	$16.17		$14.07		$14.38		$12.78
Market price, end of year	$13.67	$17.67		$14.10		$14.82		$14.00

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(5.82)%	22.25%		4.74%		20.22%		(2.62)%
Based on market price	(17.95)%	33.30%		1.85%		13.11%		0.04%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.81%	1.47%	[4]	1.25%	[4]	1.23%	[4]	1.38%	[4]
Total expenses after fees waived and paid indirectly	1.81%	1.46%	[4]	1.24%	[4]	1.13%	[4]	1.17%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[5]	1.13%	1.18%	[4,6]	1.22%	[4]	1.12%	[4]	1.14%	[4]
Net investment income[4]	5.51%	6.28%	[4]	7.09%	[4]	7.42%	[4]	8.49%	[4]
Dividends to AMPS shareholders	—	0.08%		0.21%		0.23%		1.22%
Net investment income to Common Shareholders	5.51%	6.20%		6.88%		7.19%		7.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$109,950	$123,497		$107,226		$109,257		$96,696
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$59,100		$59,100		$59,100
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100		—		—		—
Portfolio turnover	9%	20%		20%		11%		29%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$70,358		$71,218		$65,905
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$286,040	$308,962		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	53

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31
	2013	2012		2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$15.53	$13.87		$14.27		$12.71		$13.88
Net investment income[1]	0.87	0.93		1.01		1.04		1.06
Net realized and unrealized gain (loss)	(2.06)	1.73		(0.39)		1.54		(1.22)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.03)		(0.03)		(0.10)
Net increase (decrease) from investment operations	(1.19)	2.65		0.59		2.55		(0.26)
Dividends to Common Shareholders from net investment income[2]	(0.87)	(0.99)		(0.99)		(0.99)		(0.91)
Net asset value, end of year	$13.47	$15.53		$13.87		$14.27		$12.71
Market price, end of year	$13.16	$16.73		$14.20		$15.11		$13.95

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(8.18)%	19.62%		4.39%		20.35%		(1.28)%
Based on market price	(16.73)%	25.87%		0.94%		16.11%		(1.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.85%	1.49%	[4]	1.27%	[4]	1.25%	[4]	1.43%	[4]
Total expenses after fees waived and paid indirectly	1.84%	1.49%	[4]	1.27%	[4]	1.16%	[4]	1.25%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.14%	1.18%	[4,6]	1.22%	[4]	1.11%	[4]	1.13%	[4]
Net investment income[4]	5.71%	6.34%	[4]	7.35%	[4]	7.50%	[4]	8.67%	[4]
Dividends to AMPS shareholders	—	0.08%		0.20%		0.22%		1.17%
Net investment income to Common Shareholders	5.71%	6.26%		7.15%		7.28%		7.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,976	$200,020		$177,993		$182,372		$161,727
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$94,500		$94,500		$94,500
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500		—		—		—
Portfolio turnover	23%	24%		17%		16%		18%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$72,089		$73,248		$67,787
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$284,102	$311,661		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”)(collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Investment operations for BTT commenced on August 30, 2012. Prior to commencement of operations, BTT had no operations other than those relating to organizational matters and the sale of 5,571 Common Shares on August 16, 2011 to BlackRock Holdco 2, Inc., an affiliate of BTT, for $133,008.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Trusts. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or, in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures

ANNUAL REPORT	JULY 31, 2013	55

Notes to Financial Statements (continued)

contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for BFZ, BFO, BBF, BNJ and BNY US federal tax returns remains open for each of the four years ended July 31, 2013. The statute of limitations for BTT US federal tax return remains open for the year ended July 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

56	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBS	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$319,995,329	$158,655,348	0.06% – 0.14%
BFO	$439,396	$280,000	0.12%
BBF	$61,824,042	$34,096,156	0.06% – 0.34%
BTT	$438,894,221	$238,704,971	0.06% – 0.21%
BNJ	$28,735,816	$17,302,334	0.06% – 0.31%
BNY	$55,871,685	$31,620,177	0.06% – 0.16%
ANNUAL REPORT	JULY 31, 2013	57

Notes to Financial Statements (continued)

For the year ended July 31, 2013, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$166,839,414	0.69%
BFO	$337,671	0.56%
BBF	$34,571,646	0.73%
BTT	$288,044,433	0.80%
BNJ	$13,831,224	0.78%
BNY	$35,644,964	0.73%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended July 31, 2013
	Net Realized Gain/Loss From
	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$802,528	$363,361	—	$418,174	$128,540
Options[1]	—	—	$1,230,084	—	$(65,302)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
58	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

For the period ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BBF	BTT	BNJ	BNY
Financial futures contracts:
Average number of contracts sold	113	25	—	29	22
Average notional value of contracts sold	$14,925,000	$3,300,645	—	$3,800,742	$3,179,359
Options Contracts:
Average number of contracts purchased	—	—	1,800[1]	—	413	[2]
Average notional value of contracts purchased	—	—	$1,321,875[1]	—	$64,531	[2]
[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except for BTT, which is based on average daily net assets, at the following annual rates:

BFZ	0.58%
BFO	0.50%
BBF	0.60%
BTT	0.40%
BNJ	0.60%
BNY	0.60%

Average weekly net assets are the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on BFZ at an annual rate of 0.01% of average weekly net assets through December 31, 2012. For the year ended July 31, 2013, the Manager waived $35,992, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013, the amounts waived were as follows:

BFZ	$6,206
BFO	$1,198
BBF	$801
BTT	$9,298
BNJ	$3,095
BNY	$5,123

For BFZ, BFO, BBF, BNJ and BNY the Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. For BTT the Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BFM and BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees’ in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2013 were as follows:

	Purchases	Sales
BFZ	$187,796,101	$190,338,979
BFO	$10,550,651	$36,840,324
BBF	$57,139,737	$58,113,361
BTT	$3,438,176,261	$804,927,352
BNJ	$22,646,857	$17,815,131
BNY	$74,307,229	$79,031,686

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013

ANNUAL REPORT	JULY 31, 2013	59

Notes to Financial Statements (continued)

attributable to amortization methods on fixed income securities, distributions received from a regulated investment company, the reclassification of distributions, non-deductible expenses, and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Paid-in capital	$(77,365)	$767,163	$(23,595)	$(60,196)	$(47,805)	$(57,004)
Undistributed net investment income	$75,651	$(747,982)	$23,227	$65,268	$47,805	$48,941
Undistributed net realized gain (accumulated net realized loss)	$1,714	$(19,181)	$368	$(5,072)	—	$8,063

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

		BFZ	BFO	BBF	BTT[1]	BNJ	BNY
Tax-exempt income[2]	7/31/13	$31,649,406	$4,314,224	$5,909,789	$64,323,779	$7,879,321	$12,286,661
	7/31/12	30,232,336	3,993,671	6,134,295	—	7,617,078	13,278,208
Ordinary income[3]	7/31/13	—	1,844	305	4,482	5,655	6,287
	7/31/12	69,782	—	—	—	—	—
Tax return of capital	7/31/13	—	—	—	7,606,056	—	—
	7/31/12	—	—	—	—	—	—
Total	7/31/13	$31,649,406	$4,316,068	$5,910,094	$71,934,317	$7,884,976	$12,292,948
	7/31/12	$30,302,118	$3,993,671	$6,134,295	—	$7,617,078	$13,278,208
[1]	For the period August 30, 2012 to July 31, 2013.
[2]	The Trusts designate these amounts paid during the fiscal year ended July 31, 2013, as exempt-interest dividends.
[3]	Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Undistributed tax-exempt Income	$5,263,590	$3,380,094	$351,029	—	$1,507,603	$3,148,840
Undistributed ordinary income	2,488	—	—	—	—	—
Capital loss carryforwards	(19,012,687)	(748,482)	(6,860,350)	—	(869,831)	(5,871,615)
Net unrealized gains (losses)[4]	29,910,563	2,348,647	5,573,509	$(312,017,329)	514,271	(5,944,367)
Qualified late-year losses[5]	(1,115,136)	—	(991,571)	(39,222,570)	—	(556,240)
Total	$15,048,818	$4,980,259	$(1,927,383)	$(351,239,899)	$1,152,043	$(9,223,382)
[4]	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.
[5]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BNJ	BNY
2014	$1,681,553	—	—	—	—
2015	465,742	—	—	—	—
2016	186,028	—	—	—	—
2017	3,782,470	$394,297	—	—	$2,408,109
2018	12,894,572	62,100	$6,208,886	$842,367	1,480,575
2019	—	—	651,464	27,464	1,982,931
No expiration date[6]	2,322	292,085	—	—	—
Total	$19,012,687	$748,482	$6,860,350	$869,831	$5,871,615
[6]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$3,512,133
BBF	$1,901,334
BNJ	$1,386,254
BNY	$1,103,548

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY

Tax cost	$594,856,556	$100,794,689	$123,070,189	$2,403,466,761	$167,514,468	$275,330,630
Gross unrealized appreciation	$37,401,349	$4,115,279	$8,641,796	$16,652	$6,023,210	$6,251,597
Gross unrealized depreciation	(7,428,339)	(1,758,735)	(3,052,852)	(305,424,084)	(5,490,974)	(12,082,231)
Net unrealized appreciation(depreciation)	$29,973,010	$2,356,544	$5,588,944	$(305,407,432)	$532,236	$(5,830,634)

60	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of July 31, 2013, BFZ and BFO invested a significant portion of their assets in securities in the County/City/Special District/School District and Utilities sectors. BBF and BNY invested a significant portion of their assets in securities in the County/City/Special District/School District sector. BNJ invested a significant portion of its assets in securities in the State sector. BTT invested a significant portion of its assets in the Transportation sector. Changes in economic conditions affecting the County/City/Special District/School District, State, Utilities and Transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

At July 31, 2013, 5,571 Common Shares of BTT were owned by affiliates.

Upon commencement of operations, organization costs associated with the establishment of the BTT were expensed by BTT. Offering costs incurred in connection with BTT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $2,612,000.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2013	Year Ended July 31, 2012
BFZ	36,393	10,886
BBF	3,273	4,149
BNJ	17,491	19,942
BNY	36,314	48,391

Shares issued and outstanding remained constant for BFO for the year ended July 31, 2013 and for the year ended July 31, 2012.

For BTT, shares issued and outstanding for the period August 30, 2012 to July 31, 2013, increased by 62,000,000 from the initial public offering and 8,500,000 from the underwriters’ exercising the over-allotment option.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	JULY 31, 2013	61

Notes to Financial Statements (continued)

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF has entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2 year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-1, F1 and A1 as rated by Moody’s, Fitch and S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing were successfully remarketed, with an annualized dividend rate of 0.26% for the year ended July 31, 2013.

62	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	4/01/15
BNJ	3/22/12	591	$59,100,000	4/01/15
BNY	3/22/12	945	$94,500,000	4/01/15

The VMTP Funds are required to redeem their VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that the Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Funds are required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of their outstanding VMTP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Trusts’ VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended July 31, 2013 were as follows:

Rate
BFZ	1.13%
BNJ	1.13%
BNY	1.13%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for BFZ, BNJ and BNY remained constant for the year ended July 31, 2013.

RVMTP Shares

BTT has offered for issuance Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. BTT has entered into an agreement with a qualified institutional buyer (the “Purchaser”) to sell up to $750,000,000 in Series W-7 RVMTP Shares to the Purchaser, and in connection with such agreement, BTT has sold $750,000,000 in RVMTP to the Purchaser as of July 31, 2013.

The RVMTP Shares outstanding as of July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six

ANNUAL REPORT	JULY 31, 2013	63

Notes to Financial Statements (continued)

months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%. In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately 6 months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within 1 year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

There were no RVMTP Shares that were tendered for remarketing during the period ended July 31, 2013.

The average annualized dividend rate for the BTT RVMTP Shares for the period ended July 31, 2013 was 0.76%.

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BFO, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BFO, as set forth in BFO’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BFO may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by BFO and seller. BFO also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BFO intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The BFO had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2013:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BFO	F7	764	0.17%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BFO is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the AMPS for BFO for the year ended July 31, 2013 were as follows:

	Series	Low	High	Average
BFO	F7	0.08%	0.38%	0.22%

64	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (concluded)

Since February 13, 2008, the AMPS of BFO failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.08% to 0.38% for the year ended July 31, 2013. A failed auction is not an event of default for BFO but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of BFO’s AMPS than buyers. A successful auction for BFO’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BFO pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended July 31, 2013, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	1/22/13	132	$3,300,000
	F-7	1/28/13	540	$13,500,000
	F-7	7/1/13	280	$7,000,000

During the year ended July 31, 2012, certain Trusts announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFZ	T-7	4/18/12	2,351	$58,775,000
	R-7	4/13/12	2,351	$58,775,000
	F-7	4/16/12	2,151	$58,775,000
BBF	T-7	10/12/11	1,370	$34,250,000
BNJ	R-7	4/13/12	2,364	$59,100,000
BNY	W-7	4/12/12	1,890	$47,250,000
	F-7	4/16/12	1,890	$47,250,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 3, 2013 to Common Shareholders of record on August 15, 2013:

Common Dividend Per Share
BFZ	$0.077700
BFO	$0.056000
BBF	$0.072375
BTT	$0.093750
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on September 3, 2013 payable to Common Shareholders of record on September 16, 2013 for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2013 to August 31, 2013 were as follows:

	Series	Dividends Declared
BFZ VMTP Shares	W-7	$153,560
BFO AMPS	F-7	$1,774
BBF VRDP Shares	W-7	$4,816
BNJ VMTP Shares	W-7	$52,980
BNY VMTP Shares	W-7	$84,713

On September 9, 2013, BFO redeemed 80 AMPS at a price of $25,000 per share and an aggregate principal of $2,000,000.

ANNUAL REPORT	JULY 31, 2013	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BlackRock California Municipal Income Trust,
BlackRock Florida Municipal 2020 Term Trust,
BlackRock Municipal Income Investment Trust,
BlackRock New Jersey Municipal Income Trust,
BlackRock New York Municipal Income Trust, and
BlackRock Municipal Target Term Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust, (each a “Trust”) as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Municipal Target Term Trust (collectively with each Trust, the “Trusts”) as of July 31, 2013, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period August 30, 2012 (commencement of operations) to July 31, 2013. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust as of July 31, 2013, and the results of their operations, cash flows, the changes in their net assets, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 25, 2013

66	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BFO, BBF, and BNJ, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, BFZ, BBF, BNJ and BNY have each redeemed 100% of its outstanding AMPS and BFO has redeemed 60.9% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of

ANNUAL REPORT	JULY 31, 2013	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

funds as determined by Lipper1 and, where applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
68	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

as compared to other funds in that Fund’s applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of BFZ noted that BFZ ranked in the third, second and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BFZ in that it measures a blend of total return and yield. The Board of BFZ and BlackRock reviewed and discussed the reasons for BFZ’s underperformance during the one-year period and will monitor BFZ’s performance in the coming year.

The Board of BFO noted that BFO ranked in the fourth, third and fourth quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BFO in that it measures a blend of total return and yield. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s underperformance during these periods compared to its Lipper Performance Universe Composite. BFO’s Board was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Board of BBF noted that BBF ranked in the third, third and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BBF in that it measures a blend of total return and yield. The Board of BBF and BlackRock reviewed and discussed the reasons for BBF’s underperformance during the one- and three-year periods compared to its Customized Lipper Peer Group Composite. BBF’s Board was informed that, among other things, BBF’s underperformance is attributed to its below market average distribution yield for the one- and three-year periods. The challenge going forward for BBF is seeking ways to increase its yield component. One disadvantage BBF has versus its Customized Lipper Peer Group Composite is that its prospectus does not allow it to purchase securities that are subject to the alternative minimum tax (AMT), which provides peer funds with additional yield.

The Board of BBF and BlackRock also discussed BlackRock’s strategy for improving BBF’s performance and BlackRock’s commitment to providing the resources necessary to assist BBF’s portfolio managers and to improve BBF’s performance.

The Board of BNJ noted that BNJ ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNJ in that it measures a blend of total return and yield.

The Board of BNY noted that BNY ranked in the second, first and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNY in that it measures a blend of total return and yield.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

ANNUAL REPORT	JULY 31, 2013	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BFZ and BFO noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of each of BBF, BNJ and BNY noted that its respective Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included, including the completion of such financing for BFZ, BBF, BNJ and BNY, the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	ANNUAL REPORT	JULY 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	JULY 31, 2013	71

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				94 RICs consisting of 90 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				94 RICs consisting of 90 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				94 RICs consisting of 90 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
72	ANNUAL REPORT	JULY 31, 2013

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				94 RICs consisting of 90 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012, and 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004;W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

ANNUAL REPORT	JULY 31, 2013	73

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Boards.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.[3]
New York, NY 10055
BlackRock Investment Management, LLC[4]
Princeton, NJ 08540

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Tender and Paying Agent,
RVMTP Tender and Paying Agent and
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289
VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019 VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019 Accounting Agent State Street Bank and Trust Company Boston, MA 02110
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For all Trusts except BTT.
[4]	For BTT.
74	ANNUAL REPORT	JULY 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	26,318,606	702,077	0	26,152,662	868,021	0	26,301,469	719,214	0
BFO	4,841,166	251,431	0	4,835,860	256,737	0	4,830,442	262,155	0
BBF	5,588,582	120,134	0	5,563,254	145,462	0	5,587,179	121,537	0
BTT	64,145,867	1,949,415	0	64,000,253	2,095,029	0	64,013,433	2,081,849	0
BNJ	6,103,147	373,069	0	5,954,268	521,948	0	6,103,147	373,069	0
BNY	10,906,297	326,013	0	10,903,548	328,762	0	10,916,719	315,591	0

	Jerrod B. Harris
	Votes For	Votes Withheld	Abstain
BFZ	26,254,074	766,609	0
BFO	4,833,837	258,760	0
BBF	5,585,781	122,935	0
BTT	64,139,538	1,955,744	0
BNJ	6,055,408	420,808	0
BNY	10,916,332	315,978	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	JULY 31, 2013	75

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of a Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

76	ANNUAL REPORT	JULY 31, 2013

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred shares, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint which contained similar substantive allegations to the original complaint but which did not include BNJ as a nominal defendant. On July 20, 2012, the BlackRock Parties filed a motion to dismiss the Complaint (the “Dismissal Motion”). Plaintiffs, on September 14, 2012, moved to hold the defendant’s motion to dismiss in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised defendants that they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the consolidated complaint without prejudice, subject to the approval of the court. The court dismissed the case without prejudice on June 17, 2013.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

ANNUAL REPORT	JULY 31, 2013	77

Additional Information (continued)

General Information (concluded)

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

78	ANNUAL REPORT	JULY 31, 2013

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

July 31, 2013
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTT	$0.726888	—	$0.252612	$0.979500	74%	—	26%	100%
The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2013	79

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/13-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Income Trust	$30,563	$30,300	$0	$6,000	$14,600	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Income Trust	$14,600	$20,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2013.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.
Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

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(a)(2)	As of July 31, 2013:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$23.43 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$23.43 Billion	$0	$0	$0	$0	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with

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sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2013:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000

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shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2013.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Income Trust

Date: October 2, 2013

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